Exhibit 99.1

Faraday Future Intelligent Electric Inc. Management Presentation 2022 CONFIDENTIAL – CONTAINS MATERIAL NONPUBLIC INFORMATION © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Legal Disclaimers C o n f i d e n t i a l i t y a n d B a s i s o f P r e s e n t a t i o n T h e i n f o r m a t i o n i n t h i s p r e s e n t a t i o n i s h i g h l y c o n f i d e n t i a l . T h e d i s t r i b u t i o n o f t h i s p r e s e n t a t i o n b y a n a u t h o r i z e d r e c i p i e n t t o a n y o t h e r p e r s o n i s u n a u t h o r i z e d . A n y p h o t o c o p y i n g , d i s c l o s u r e , r e p r o d u c t i o n o r a l t e r a t i o n o f t h e c o n t e n t s o f t h i s p r e s e n t a t i o n a n d a n y f o r w a r d i n g o f a c o p y o f t h i s p r e s e n t a t i o n o r a n y p o r t i o n o f t h i s p r e s e n t a t i o n t o a n y p e r s o n i s p r o h i b i t e d . T h e r e c i p i e n t o f t h i s p r e s e n t a t i o n s h a l l k e e p t h i s p r e s e n t a t i o n a n d i t s c o n t e n t s c o n f i d e n t i a l , s h a l l n o t u s e t h i s p r e s e n t a t i o n a n d i t s c o n t e n t s f o r a n y p u r p o s e o t h e r t h a n a s e x p r e s s l y a u t h o r i z e d b y F a r a d a y F u t u r e I n t e l l i g e n t E l e c t r i c I n c . ( “ F a r a d a y , ” “ F a r a d a y F u t u r e , ” “ F F ” o r t h e “ C o m p a n y ” ) a n d s h a l l b e r e q u i r e d t o r e t u r n o r d e s t r o y a l l c o p i e s o f t h i s p r e s e n t a t i o n o r p o r t i o n s t h e r e o f i n i t s p o s s e s s i o n p r o m p t l y f o l l o w i n g r e q u e s t f o r t h e r e t u r n o r d e s t r u c t i o n o f s u c h c o p i e s . B y a c c e p t i n g d e l i v e r y o f t h i s p r e s e n t a t i o n , t h e r e c i p i e n t i s d e e m e d t o a g r e e t o t h e f o r e g o i n g c o n f i d e n t i a l i t y r e q u i r e m e n t s . T h i s p r e s e n t a t i o n i s p r o v i d e d f o r i n f o r m a t i o n a l p u r p o s e s o n l y a n d h a s b e e n p r e p a r e d t o a s s i s t i n t e r e s t e d p a r t i e s i n m a k i n g t h e i r o w n e v a l u a t i o n w i t h r e s p e c t t o a p r o p o s e d p r i v a t e p l a c e m e n t o f F a r a d a y s e c u r i t i e s ( t h e “ p r o p o s e d p r i v a t e p l a c e m e n t ” ) a n d f o r n o o t h e r p u r p o s e . N o r e p r e s e n t a t i o n s o r w a r r a n t i e s , e x p r e s s o r i m p l i e d , a r e g i v e n i n , o r i n r e s p e c t o f , t h i s p r e s e n t a t i o n . T o t h e f u l l e s t e x t e n t p e r m i t t e d b y l a w , i n n o c i r c u m s t a n c e s w i l l F a r a d a y o r a n y o f i t s s u b s i d i a r i e s , a f f i l i a t e s , r e p r e s e n t a t i v e s , p a r t n e r s , d i r e c t o r s , o f f i c e r s , e m p l o y e e s , a d v i s e r s o r a g e n t s b e r e s p o n s i b l e o r l i a b l e f o r a n y d i r e c t , i n d i r e c t o r c o n s e q u e n t i a l l o s s o r l o s s o f p r o f i t a r i s i n g f r o m t h e u s e o f t h i s p r e s e n t a t i o n , i t s c o n t e n t s , i t s o m i s s i o n s , r e l i a n c e o n t h e i n f o r m a t i o n c o n t a i n e d w i t h i n i t , o r o n o p i n i o n s c o m m u n i c a t e d i n r e l a t i o n t h e r e t o o r o t h e r w i s e a r i s i n g i n c o n n e c t i o n t h e r e w i t h . I n d u s t r y a n d m a r k e t d a t a u s e d i n t h i s p r e s e n t a t i o n h a v e b e e n o b t a i n e d f r o m t h i r d - p a r t y i n d u s t r y p u b l i c a t i o n s a n d s o u r c e s a s w e l l a s f r o m r e s e a r c h r e p o r t s p r e p a r e d f o r o t h e r p u r p o s e s . F a r a d a y h a s n o t i n d e p e n d e n t l y v e r i f i e d t h e d a t a o b t a i n e d f r o m t h e s e s o u r c e s a n d c a n n o t a s s u r e y o u o f t h e d a t a ’ s a c c u r a c y o r c o m p l e t e n e s s . T h i s d a t a i s s u b j e c t t o c h a n g e . I n a d d i t i o n , t h i s p r e s e n t a t i o n d o e s n o t p u r p o r t t o b e a l l - i n c l u s i v e o r t o c o n t a i n a l l o f t h e i n f o r m a t i o n t h a t m a y b e r e q u i r e d t o m a k e a f u l l a n a l y s i s o f F a r a d a y o r t h e p r o p o s e d p r i v a t e p l a c e m e n t . V i e w e r s o f t h i s p r e s e n t a t i o n s h o u l d e a c h m a k e t h e i r o w n e v a l u a t i o n o f F a r a d a y a n d o f t h e r e l e v a n c e a n d a d e q u a c y o f t h e i n f o r m a t i o n a n d s h o u l d m a k e s u c h o t h e r i n v e s t i g a t i o n s a s t h e y d e e m n e c e s s a r y . F o r w a r d L o o k i n g S t a t e m e n t s T h i s p r e s e n t a t i o n i n c l u d e s “ f o r w a r d - l o o k i n g s t a t e m e n t s ” w i t h i n t h e m e a n i n g o f t h e “ s a f e h a r b o r ” p r o v i s i o n s o f t h e U n i t e d S t a t e s P r i v a t e S e c u r i t i e s L i t i g a t i o n R e f o r m A c t o f 1 9 9 5 . W h e n u s e d i n t h i s p r e s e n t a t i o n , t h e w o r d s “ e s t i m a t e s , ” “ p r o j e c t e d , ” “ e x p e c t s , ” “ a n t i c i p a t e s , ” “ f o r e c a s t s , ” “ p l a n s , ” “ i n t e n d s , ” “ b e l i e v e s , ” “ s e e k s , ” “ m a y , ” “ w i l l , ” “ s h o u l d , ” “ f u t u r e , ” “ p r o p o s e ” a n d v a r i a t i o n s o f t h e s e w o r d s o r s i m i l a r e x p r e s s i o n s ( o r t h e n e g a t i v e v e r s i o n s o f s u c h w o r d s o r e x p r e s s i o n s ) a r e i n t e n d e d t o i d e n t i f y f o r w a r d - l o o k i n g s t a t e m e n t s , a n d i n c l u d e ( a m o n g o t h e r s ) s t a t e m e n t s r e g a r d i n g t h e e x p e c t e d t i m i n g o f t h e l a u n c h o f F F 9 1 a n d F F 8 1 v e h i c l e s a n d a n t i c i p a t e d p r o d u c t i o n c a p a c i t y o f t h e C o m p a n y ’ s H a n f o r d , C a l i f o r n i a f a c i l i t y . T h e s e f o r w a r d - l o o k i n g s t a t e m e n t s a r e n o t g u a r a n t e e s o f f u t u r e p e r f o r m a n c e , c o n d i t i o n s o r r e s u l t s , a n d i n v o l v e a n u m b e r o f k n o w n a n d u n k n o w n r i s k s , u n c e r t a i n t i e s , a s s u m p t i o n s a n d o t h e r i m p o r t a n t f a c t o r s , m a n y o f w h i c h a r e o u t s i d e t h e C o m p a n y ’ s c o n t r o l , t h a t c o u l d c a u s e a c t u a l r e s u l t s o r o u t c o m e s t o d i f f e r m a t e r i a l l y f r o m t h o s e d i s c u s s e d i n t h e f o r w a r d - l o o k i n g s t a t e m e n t s . I m p o r t a n t f a c t o r s , a m o n g o t h e r s , t h a t m a y a f f e c t a c t u a l r e s u l t s o r o u t c o m e s i n c l u d e t h e o u t c o m e o f t h e S E C i n v e s t i g a t i o n r e l a t i n g t o t h e m a t t e r s t h a t w e r e t h e s u b j e c t o f t h e S p e c i a l C o m m i t t e e i n v e s t i g a t i o n ; t h e i m p l e m e n t a t i o n o f t h e S p e c i a l C o m m i t t e e ’ s a c t i o n s a n d r e l a t e d i n t e r n a l r e v i e w b y t h e C o m p a n y ; t h e C o m p a n y ’ s a b i l i t y t o e x e c u t e o n i t s p l a n s t o d e v e l o p a n d m a r k e t i t s v e h i c l e s a n d t h e t i m i n g o f t h e s e d e v e l o p m e n t p r o g r a m s ; t h e C o m p a n y ’ s e s t i m a t e s o f t h e s i z e o f t h e m a r k e t s f o r i t s v e h i c l e s a n d c o s t t o b r i n g t h o s e v e h i c l e s t o m a r k e t ; t h e r a t e a n d d e g r e e o f m a r k e t a c c e p t a n c e o f t h e C o m p a n y ’ s v e h i c l e s ; t h e s u c c e s s o f o t h e r c o m p e t i n g m a n u f a c t u r e r s ; t h e p e r f o r m a n c e a n d s e c u r i t y o f t h e C o m p a n y ’ s v e h i c l e s ; p o t e n t i a l l i t i g a t i o n i n v o l v i n g t h e C o m p a n y ; t h e r e s u l t o f f u t u r e f i n a n c i n g e f f o r t s a n d g e n e r a l e c o n o m i c a n d m a r k e t c o n d i t i o n s i m p a c t i n g d e m a n d f o r t h e C o m p a n y ’ s p r o d u c t s ; a n d t h e a b i l i t y o f t h e C o m p a n y t o a t t r a c t a n d r e t a i n e m p l o y e e s . T h e f o r e g o i n g l i s t o f f a c t o r s i s n o t e x h a u s t i v e . Y o u s h o u l d c a r e f u l l y c o n s i d e r t h e f o r e g o i n g f a c t o r s a n d t h e o t h e r r i s k s a n d u n c e r t a i n t i e s d e s c r i b e d i n t h e a p p e n d i x o f t h i s p r e s e n t a t i o n a n d t h e “ R i s k F a c t o r s ” s e c t i o n o f t h e C o m p a n y ’ s A n n u a l R e p o r t o n F o r m 1 0 - K f o r t h e y e a r e n d e d D e c e m b e r 3 1 , 2 0 2 1 , a n d o t h e r d o c u m e n t s f i l e d b y t h e C o m p a n y f r o m t i m e t o t i m e w i t h t h e S E C . T h e s e f i l i n g s i d e n t i f y a n d a d d r e s s o t h e r i m p o r t a n t r i s k s a n d u n c e r t a i n t i e s t h a t c o u l d c a u s e a c t u a l e v e n t s a n d r e s u l t s t o d i f f e r m a t e r i a l l y f r o m t h o s e c o n t a i n e d i n t h e f o r w a r d - l o o k i n g s t a t e m e n t s . F o r w a r d - l o o k i n g s t a t e m e n t s s p e a k o n l y a s o f t h e d a t e t h e y a r e m a d e . R e a d e r s a r e c a u t i o n e d n o t t o p u t u n d u e r e l i a n c e o n f o r w a r d - l o o k i n g s t a t e m e n t s , a n d t h e C o m p a n y d o e s n o t u n d e r t a k e a n y o b l i g a t i o n t o u p d a t e o r r e v i s e a n y f o r w a r d - l o o k i n g s t a t e m e n t s , w h e t h e r a s a r e s u l t o f n e w i n f o r m a t i o n , f u t u r e e v e n t s o r o t h e r w i s e , e x c e p t a s r e q u i r e d b y l a w . T h e s e f o r w a r d - l o o k i n g s t a t e m e n t s s h o u l d n o t b e r e l i e d u p o n a s r e p r e s e n t i n g F a r a d a y ’ s a s s e s s m e n t s a s o f a n y d a t e s u b s e q u e n t t o t h e d a t e o f t h i s p r e s e n t a t i o n . A c c o r d i n g l y , u n d u e r e l i a n c e s h o u l d n o t b e p l a c e d u p o n t h e f o r w a r d - l o o k i n g s t a t e m e n t s . N o O f f e r o r S o l i c i t a t i o n T h i s p r e s e n t a t i o n d o e s n o t c o n s t i t u t e a n o f f e r t o s e l l o r t h e s o l i c i t a t i o n o f a n o f f e r t o b u y a n y s e c u r i t i e s , n o r s h a l l t h e r e b e a n y s a l e o f s e c u r i t i e s i n a n y j u r i s d i c t i o n i n w h i c h s u c h o f f e r , s o l i c i t a t i o n o r s a l e w o u l d b e u n l a w f u l p r i o r t o r e g i s t r a t i o n o r q u a l i f i c a t i o n u n d e r t h e s e c u r i t i e s l a w s o f a n y s u c h j u r i s d i c t i o n . T h i s p r e s e n t a t i o n d o e s n o t c o n s t i t u t e e i t h e r a d v i c e o r a r e c o m m e n d a t i o n r e g a r d i n g a n y s e c u r i t i e s . A n y o f f e r t o s e l l s e c u r i t i e s w i l l b e m a d e o n l y p u r s u a n t t o a d e f i n i t i v e s u b s c r i p t i o n a g r e e m e n t a n d w i l l b e m a d e i n r e l i a n c e o n a n e x e m p t i o n f r o m r e g i s t r a t i o n u n d e r t h e S e c u r i t i e s A c t o f 1 9 3 3 , a s a m e n d e d , f o r o f f e r s a n d s a l e s o f s e c u r i t i e s t h a t d o n o t i n v o l v e a p u b l i c o f f e r i n g . F a r a d a y r e s e r v e s t h e r i g h t t o w i t h d r a w o r a m e n d f o r a n y r e a s o n a n y o f f e r i n g a n d t o r e j e c t a n y s u b s c r i p t i o n a g r e e m e n t f o r a n y r e a s o n . T h e c o m m u n i c a t i o n o f t h i s p r e s e n t a t i o n i s r e s t r i c t e d b y l a w ; i t i s n o t i n t e n d e d f o r d i s t r i b u t i o n t o , o r u s e b y a n y p e r s o n i n , a n y j u r i s d i c t i o n w h e r e s u c h d i s t r i b u t i o n o r u s e w o u l d b e c o n t r a r y t o l o c a l l a w o r r e g u l a t i o n . T r a d e m a r k s T h i s p r e s e n t a t i o n c o n t a i n s t r a d e m a r k s , s e r v i c e m a r k s , t r a d e n a m e s a n d c o p y r i g h t s o f F a r a d a y a n d o t h e r c o m p a n i e s , w h i c h a r e t h e p r o p e r t y o f t h e i r r e s p e c t i v e o w n e r s . C o n f i d e n t i a l i t y a n d B a s i s o f P r e s e n t a t i o n © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 1 T h e i n f o r m a t i o n i n t h i s p r e s e n t a t i o n i s h i g h l y c o n f i d e n t i a l . T h e d i s t r i b u t i o n o f d i s c l o s u r e , r e p r o d u c t i o n o r a l t e r a t i o n o f t h e c o n t e n t s o f t h i s p r e s e n t a t i o n a n d p r o h i b i t e d . T h e r e c i p i e n t o f t h i s p r e s e n t a t i o n s h a l l k e e p t h i s p r e s e n t a t i o n a n d a s e x p r e s s l y a u t h o r i z e d b y F a r a d a y F u t u r e I n t e l l i g e n t E l e c t r i c I n c . ( “ F a r a d a y , ” t h i s p r e s e n t a t i o n b y a n a u t h o r i z e d r e c i p i e n t t o a n y o t h e r p e r s o n i s u n a u t h o r i z e d . A n y p h o t o c o p y i n g , a n y f o r w a r d i n g o f a c o p y o f t h i s p r e s e n t a t i o n o r a n y p o r t i o n o f t h i s p r e s e n t a t i o n t o a n y p e r s o n i s i t s c o n t e n t s c o n f i d e n t i a l , s h a l l n o t u s e t h i s p r e s e n t a t i o n a n d i t s c o n t e n t s f o r a n y p u r p o s e o t h e r t h a n “ F a r a d a y F u t u r e , ” “ F F ” o r t h e “ C o m p a n y ” ) a n d s h a l l b e r e q u i r e d t o r e t u r n o r d e s t r o y a l l c o p i e s o f t h i s p r e s e n t a t i o n o r p o r t i o n s t h e r e o f i n i t s p o s s e s s i o n p r o m p t l y f o l l o w i n g r e q u e s t f o r t h e r e t u r n o r d e s t r u c t i o n o f s u c h c o p i e s . B y a c c e p t i n g d e l i v e r y o f t h i s p r e s e n t a t i o n , t h e r e c i p i e n t i s d e e m e d t o a g r e e t o t h e f o r e g o i n g c o n f i d e n t i a l i t y r e q u i r e m e n t s . T h i s p r e s e n t a t i o n i s p r o v i d e d f o r i n f o r m a t i o n a l p u r p o s e s o n l y a n d h a s b e e n p r e p a r e d t o a s s i s t i n t e r e s t e d p a r t i e s i n m a k i n g t h e i r o w n e v a l u a t i o n w i t h r e s p e c t t o a p r o p o s e d p r i v a t e p l a c e m e n t o f F a r a d a y s e c u r i t i e s ( t h e “ p r o p o s e d p r i v a t e p l a c e m e n t ” ) a n d f o r n o o t h e r t h i s p r e s e n t a t i o n . T o t h e f u l l e s t e x t e n t p e r m i t t e d b y l a w , i n n o c i r c u m s t a n c e s w i l l p u r p o s e . N o r e p r e s e n t a t i o n s o r w a r r a n t i e s , e x p r e s s o r i m p l i e d , a r e g i v e n i n , o r i n r e s p e c t o f , F a r a d a y o r a n y o f i t s s u b s i d i a r i e s , a f f i l i a t e s , r e p r e s e n t a t i v e s , p a r t n e r s , d i r e c t o r s , o f f i c e r s , e m p l o y e e s , a d v i s e r s o r a g e n t s b e r e s p o n s i b l e o r l i a b l e f o r a n y d i r e c t , i n d i r e c t o r c o n s e q u e n t i a l l o s s o r l o s s o f p r o f i t a r i s i n g f r o m t h e u s e o f t h i s p r e s e n t a t i o n , i t s c o n t e n t s , i t s o m i s s i o n s , r e l i a n c e o n t h e i n f o r m a t i o n c o n t a i n e d w i t h i n i t , o r o n o p i n i o n s c o m m u n i c a t e d i n r e l a t i o n t h e r e t o o r o t h e r w i s e a r i s i n g i n c o n n e c t i o n t h e r e w i t h . I n d u s t r y a n d m a r k e t d a t a u s e d i n t h i s p r e s e n t a t i o n h a v e b e e n o b t a i n e d f r o m t h i r d - p a r t y i n d u s t r y p u b l i c a t i o n s a n d s o u r c e s a s w e l l a s f r o m r e s e a r c h r e p o r t s p r e p a r e d f o r o t h e r p u r p o s e s . F a r a d a y h a s n o t i n d e p e n d e n t l y v e r i f i e d t h e d a t a o b t a i n e d f r o m t h e s e s o u r c e s a n d c a n n o t a s s u r e y o u o f t h e d a t a ’ s a c c u r a c y o r c o m p l e t e n e s s . T h i s d a t a i s s u b j e c t t o c h a n g e . I n a d d i t i o n , t h i s p r e s e n t a t i o n d o e s n o t p u r p o r t t o b e a l l - i n c l u s i v e o r t o c o n t a i n a l l o f t h e i n f o r m a t i o n t h a t m a y b e r e q u i r e d t o m a k e a f u l l a n a l y s i s o f F a r a d a y o r t h e p r o p o s e d p r i v a t e p l a c e m e n t . V i e w e r s o f t h i s p r e s e n t a t i o n s h o u l d e a c h m a k e t h e i r o w n e v a l u a t i o n o f F a r a d a y a n d o f t h e r e l e v a n c e a n d a d e q u a c y o f t h e i n f o r m a t i o n a n d s h o u l d m a k e s u c h o t h e r i n v e s t i g a t i o n s a s t h e y d e e m n e c e s s a r y . F o r w a r d L o o k i n g S t a t e m e n t s T h i s p r e s e n t a t i o n i n c l u d e s “ f o r w a r d - l o o k i n g s t a t e m e n t s ” w i t h i n t h e m e a n i n g o f t h e “ s a f e h a r b o r ” p r o v i s i o n s o f t h e U n i t e d S t a t e s P r i v a t e S e c u r i t i e s L i t i g a t i o n R e f o r m A c t o f 1 9 9 5 . W h e n u s e d i n t h i s p r e s e n t a t i o n , t h e w o r d s “ e s t i m a t e s , ” “ p r o j e c t e d , ” “ e x p e c t s , ” “ a n t i c i p a t e s , ” “ f o r e c a s t s , ” “ p l a n s , ” “ i n t e n d s , ” “ b e l i e v e s , ” “ s e e k s , ” “ m a y , ” “ w i l l , ” “ s h o u l d , ” “ f u t u r e , ” “ p r o p o s e ” a n d v a r i a t i o n s o f t h e s e w o r d s o r s i m i l a r e x p r e s s i o n s ( o r t h e n e g a t i v e v e r s i o n s o f s u c h w o r d s o r e x p r e s s i o n s ) a r e i n t e n d e d t o i d e n t i f y f o r w a r d - l o o k i n g s t a t e m e n t s , a n d i n c l u d e ( a m o n g o t h e r s ) s t a t e m e n t s r e g a r d i n g t h e e x p e c t e d t i m i n g o f t h e l a u n c h o f F F 9 1 a n d F F 8 1 v e h i c l e s a n d a n t i c i p a t e d p r o d u c t i o n c a p a c i t y o f t h e C o m p a n y ’ s H a n f o r d , C a l i f o r n i a f a c i l i t y . T h e s e f o r w a r d - l o o k i n g s t a t e m e n t s a r e n o t g u a r a n t e e s o f f u t u r e p e r f o r m a n c e , c o n d i t i o n s o r r e s u l t s , a n d i n v o l v e a n u m b e r o f k n o w n a n d u n k n o w n r i s k s , u n c e r t a i n t i e s , a s s u m p t i o n s a n d o t h e r i m p o r t a n t f a c t o r s , m a n y o f w h i c h a r e o u t s i d e t h e C o m p a n y ’ s c o n t r o l , t h a t c o u l d c a u s e a c t u a l r e s u l t s o r o u t c o m e s t o d i f f e r m a t e r i a l l y f r o m t h o s e d i s c u s s e d i n t h a t m a y a f f e c t a c t u a l r e s u l t s o r o u t c o m e s i n c l u d e i m p l e m e n t a t i o n o f t h e S p e c i a l C o m m i t t e e ’ s a c t i o n s t h e f o r w a r d - l o o k i n g s t a t e m e n t s . I m p o r t a n t f a c t o r s , a m o n g o t h e r s , t h a t w e r e t h e s u b j e c t o f t h e S p e c i a l C o m m i t t e e i n v e s t i g a t i o n ; t h e a b i l i t y t o e x e c u t e o n i t s p l a n s t o d e v e l o p a n d m a r k e t i t s v e h i c l e s a n d t h e t i m i n g o f t h e s e d e v e l o p m e n t p r o g r a m s ; t h e a n d c o s t t o b r i n g t h o s e v e h i c l e s t o m a r k e t ; t h e r a t e a n d d e g r e e o f m a r k e t a c c e p t a n c e o f t h e C o m p a n y ’ s v e h i c l e s ; t h e s e c u r i t y o f t h e C o m p a n y ’ s v e h i c l e s ; p o t e n t i a l l i t i g a t i o n i n v o l v i n g t h e C o m p a n y ; t h e r e s u l t o f f u t u r e f i n a n c i n g e f f o r t s t h e o u t c o m e o f t h e S E C i n v e s t i g a t i o n r e l a t i n g t o t h e m a t t e r s a n d r e l a t e d i n t e r n a l r e v i e w b y t h e C o m p a n y ; t h e C o m p a n y ’ s C o m p a n y ’ s e s t i m a t e s o f t h e s i z e o f t h e m a r k e t s f o r i t s v e h i c l e s s u c c e s s o f o t h e r c o m p e t i n g m a n u f a c t u r e r s ; t h e p e r f o r m a n c e a n d a n d g e n e r a l e c o n o m i c a n d m a r k e t c o n d i t i o n s i m p a c t i n g d e m a n d f o r t h e C o m p a n y ’ s p r o d u c t s ; a n d t h e a b i l i t y o f t h e C o m p a n y t o a t t r a c t a n d r e t a i n e m p l o y e e s . T h e f o r e g o i n g l i s t o f f a c t o r s i s n o t e x h a u s t i v e . f o r e g o i n g f a c t o r s a n d t h e o t h e r r i s k s a n d u n c e r t a i n t i e s d e s c r i b e d i n t h e a p p e n d i x o f t h i s p r e s e n t a t i o n a n d t h e “ R i s k F a c t o r s ” s e c t i o n o f t h e f o r t h e y e a r e n d e d D e c e m b e r 3 1 , 2 0 2 1 , a n d o t h e r d o c u m e n t s f i l e d b y t h e C o m p a n y f r o m t i m e t o t i m e w i t h t h e S E C . T h e s e f i l i n g s i d e n t i f y a n d Y o u s h o u l d c a r e f u l l y c o n s i d e r t h e C o m p a n y ’ s A n n u a l R e p o r t o n F o r m 1 0 - K a d d r e s s o t h e r i m p o r t a n t r i s k s a n d u n c e r t a i n t i e s t h a t c o u l d c a u s e a c t u a l e v e n t s a n d r e s u l t s t o d i f f e r m a t e r i a l l y f r o m t h o s e c o n t a i n e d i n t h e f o r w a r d - l o o k i n g s t a t e m e n t s . F o r w a r d - l o o k i n g s t a t e m e n t s s p e a k o n l y a s o f t h e d a t e t h e y a r e m a d e . R e a d e r s a r e c a u t i o n e d n o t t o p u t u n d u e r e l i a n c e o n f o r w a r d - l o o k i n g s t a t e m e n t s , a n d t h e C o m p a n y d o e s n o t u n d e r t a k e a n y o b l i g a t i o n t o u p d a t e o r r e v i s e a n y f o r w a r d - l o o k i n g s t a t e m e n t s , w h e t h e r a s a r e s u l t o f n e w i n f o r m a t i o n , f u t u r e e v e n t s o r o t h e r w i s e , e x c e p t a s r e q u i r e d b y l a w . T h e s e f o r w a r d - l o o k i n g s t a t e m e n t s s h o u l d n o t b e r e l i e d u p o n a s r e p r e s e n t i n g F a r a d a y ’ s a s s e s s m e n t s a s o f a n y d a t e s u b s e q u e n t t o t h e d a t e o f t h i s p r e s e n t a t i o n . A c c o r d i n g l y , u n d u e r e l i a n c e s h o u l d n o t b e p l a c e d u p o n t h e f o r w a r d - l o o k i n g s t a t e m e n t s . N o O f f e r o r S o l i c i t a t i o n T h i s p r e s e n t a t i o n d o e s n o t c o n s t i t u t e a n o f f e r t o s e l l o r t h e s o l i c i t a t i o n o f a n o f f e r t o b u y a n y s e c u r i t i e s , n o r s h a l l t h e r e b e a n y s a l e o f s e c u r i t i e s i n a n y j u r i s d i c t i o n i n w h i c h s u c h o f f e r , s o l i c i t a t i o n o r s a l e w o u l d b e u n l a w f u l p r i o r t o r e g i s t r a t i o n o r q u a l i f i c a t i o n a d v i c e o r a r e c o m m e n d a t i o n r e g a r d i n g a n y s e c u r i t i e s . A n y o f f e r t o s e l l s e c u r i t i e s a n e x e m p t i o n f r o m r e g i s t r a t i o n u n d e r t h e S e c u r i t i e s A c t o f 1 9 3 3 , a s a m e n d e d , f o r u n d e r t h e s e c u r i t i e s l a w s o f a n y s u c h j u r i s d i c t i o n . T h i s p r e s e n t a t i o n d o e s n o t c o n s t i t u t e e i t h e r w i l l b e m a d e o n l y p u r s u a n t t o a d e f i n i t i v e s u b s c r i p t i o n a g r e e m e n t a n d w i l l b e m a d e i n r e l i a n c e o n o f f e r s a n d s a l e s o f s e c u r i t i e s t h a t d o n o t i n v o l v e a p u b l i c o f f e r i n g . F a r a d a y r e s e r v e s t h e r i g h t t o w i t h d r a w o r a m e n d f o r a n y r e a s o n a n y o f f e r i n g a n d t o r e j e c t a n y s u b s c r i p t i o n a g r e e m e n t f o r a n y r e a s o n . T h e c o m m u n i c a t i o n o f t h i s p r e s e n t a t i o n i s r e s t r i c t e d b y l a w ; i t i s n o t i n t e n d e d f o r d i s t r i b u t i o n t o , o r u s e b y a n y p e r s o n i n , a n y j u r i s d i c t i o n w h e r e s u c h d i s t r i b u t i o n o r u s e w o u l d b e c o n t r a r y t o l o c a l l a w o r r e g u l a t i o n . T r a d e m a r k s T h i s p r e s e n t a t i o n c o n t a i n s t r a d e m a r k s , s e r v i c e m a r k s , t r a d e n a m e s a n d c o p y r i g h t s o f F a r a d a y a n d o t h e r c o m p a n i e s , w h i c h a r e t h e p r o p e r t y o f t h e i r r e s p e c t i v e o w n e r s .

Today’s Participants Dr. Carsten Breitfeld Global CEO • Automotive industry executive with 25 + years of experience • Served 10 + years as Group Vice President and Head of i 8 vehicle program at BMW • Co - founded and served as Chairman and CEO of BYTON Becky Roof Interim CFO • Financial consulting executive with 30+ years of experience • Served as interim CFO at a broad range of public and private companies • Also serves as a Managing Director at AlixPartners Robert Kruse SVP, Product Execution • Automotive industry executive with 40+ years of experience • Served 30+ years at General Motors leading the Chevrolet Volt team • Recently served as CTO at Karma and Qoros (China) Sue Swenson Executive Chairperson • Senior executive with 30+ years of leadership experience • Served in various leadership roles at a broad range of global technology companies • Previously served as CEO of Sage and COO of T - Mobile © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2

The Future of the Industry Vehicle Electrification is a Given – The Future Will be Electric, Intelligent and Connected Represents a New Species Designed to Reset Expectations for Connected Mobility Legacy ICE Current EVs FF 91 – A New Species © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3

FF 91 SERIES — First production vehicle and flagship model — Class defining luxury, performance, technology, connectivity and personalized user experience — 3 motor FF 91 Futurist with ~350 miles EPA range, ~720 km NEDC range (2) — 2 motor FF 91 standard with ~370 miles EPA range, ~780 km NEDC Range (2) — 3 motor FF 91 Futurist 0 - 60 mph in <2.5 sec FF 81 SERIES — Premium, mass - market electric vehicle — >60% parts commonality with FF 91 — Designed for high volume manufacturing FF 71 SERIES — Mass - market vehicle — Industry - leading connectivity, technology and interior configurations SMART LAST MILE DELIVERY — SLMD (3) is purpose - built for advanced logistics companies — Platform approach allows rapid speed to market Note: (1) (2) (3) All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. VPA = Variable Platform Architecture. NEDC refers to the New European Driving Cycle emissions and fuel consumption measurements. SLMD = Smart Last Mile Delivery. Faraday Future: A Story of Perseverance & Progress Product Portfolio: Company Overview: Company History: Founded in 2014 with a unique vision for the future of mobility Headquarters: Los Angeles, CA Global Employees: ~790 employees; ~600 in the US; ~465 global engineers Intellectual Property: Technological and competitive differentiation independently verified by third party consultant research; technology protected through ~650 issued patents Hybrid Manufacturing Strategy: — 1.1 million square foot manufacturing facility in Hanford, CA — Contract manufacturing agreement in South Korea with Myoung Shin — Assessing alternatives for a future Chinese manufacturing presence Dual Home Markets: Deep cultural roots in both US and China provide competitive advantage across two of the largest EV markets Direct Sales Approach: Online with targeted in - person experience centers across target markets such as US, China, Europe, etc. (signed lease on first center in Beverly Hills), and FF partner stores Built Leveraging the FF VPA Platform (1) © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 4

© 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 5

Situation Overview ― Inflation and industry - wide raw material cost increases ― Tech and product upgrades for FF 91 ― Supply chain re - sourcing to ensure FF 91 competitiveness ― Increased vendor and certification costs (inc. restrictive vendor payment terms) ― Costs stemming from internally driven Special Committee investigation Faraday Future has a clear line of sight to start of deliveries: Hurdles Cleared x Completed de - SPAC process x Internal investigation complete, findings actively being addressed x Strengthened management, governance and transparency x SEC filings up to date Manufacturing Milestones Completed x Completed installation of pilot equipment in FF pre - production build area x Certificate of Occupancy secured for pre - production manufacturing area x Completed foundation construction for all production areas (body, propulsion, warehouse and vehicle assembly) x Pre - production builds for final engineering validation and certification vehicles underway x Major mechanical, electrical and plumbing system installations started x 90% of production equipment has been delivered to the Hanford factory Remaining Manufacturing Milestones ▪ Complete construction and equipment installation in final vehicle manufacturing areas Estimated Start of Delivery in Q3 / Q4 2022 Faraday Future is seeking to raise $200mm+ 1 ▪ Funding to provide runway and address incremental capital need resulting from: 2 3 ▪ Significant progress on manufacturing milestones at Hanford facility: © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 6

Fully Committed to Delivering the FF 91 This capital raise will help support customer deliveries of the FF 91 ▪ Faraday Future has invested nearly $2.4 billion to build the infrastructure required to execute its business plan ― FF current preorder book is a reasonable match to 2022 production expectations (1) ― 2023 production expectations between 6 – 8k vehicles ― Vehicles developed through substantial R&D and testing; infrastructure in place for initial production ▪ Production and delivery of the FF 91 will help validate Faraday Future’s technology and drive brand awareness, accelerating execution of the Company's business plan ▪ Opportunity to leverage Variable Platform Architecture and established contract manufacturing relationship to deliver future models, such as the FF 81 to market ▪ Hybrid, capital - efficient manufacturing strategy reduces risk and provides line - of - sight to generation of free cash flow Note: (1) (2) Preorders are fully refundable, non - binding paid deposits for the FF 91 Futurist Alliance and / or the FF 91 Futurist vehicles. Total investment spend from 2014 through Q1 2022. ▪ Software & hardware development ▪ Engineering costs ▪ Driving continuous innovation Capex ▪ Hanford facility set - up ▪ Equipment & Tooling ▪ Laying the foundation for FF 91 Production Other Functions ▪ Corporate personnel & infrastructure costs ▪ Marketing and other expenses 34% 45% 21% © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 7 Total Investment ~$2.4bn (2)

How Faraday Future Stands Apart • 0 – 60 mph in <2.5 seconds • 1,000+ horsepower • Unrivaled passenger comfort - Industry - leading 60 ƒ recline & leading rear leg room space Industry - Leading Performance & Luxury • Immersive rider experience with 27” rear passenger display and 17” front passenger screen • Mobile, high - speed connectivity powered by three 5G modems • Voice first foundation powered by in - house OS • OTA enabled for continuous updates Immersive, Connected & Intelligent 1 2 • ~$2.4bn invested since 2014 • Supported by deep technological moat (~650 patents granted to - date) • Foundation for differentiated in - house technology and vehicle capabilities Culmination of ~8 years of Significant R&D and Investment 3 • FF 91 will serve as the flagship model and showcase tech / define the brand • Serves as basis for future mass market vehicles (FF 81 & FF 71) subject to future financing • FF 91 unlocks ~ $ 53 bn TAM, and a potential additional ~ $ 264 bn TAM from mass market models FF 91 Lays the Foundation for Future Platforms 4 • Self - operated Hanford facility nearing completion (5 of 6 major manufacturing milestones achieved) • Beverly Hills flagship store lease signed • Potential for capital - efficient contract manufacturing approach for future mass market models Production and Sales - Ready 5 • Proven management team with decades of industry experience • Strengthened governance and transparency • Current on all required SEC filings Veteran & Tested Leadership 6 At a Critical Inflection Point – Nearing Customer Delivery of Flagship Vehicle, the FF 91 (Estimated Q3 - Q4 2022) Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 8

— Differentiated premium brand positioning — FF products designed for different vehicle segments, sharing common brand DNA — Modern design: styling and interior materials — Superior driving experience: leading power and performance — Personalized user experience: space, comfort and connectivity — FF brand DNA will be established via FF 91 series and carried over to FF 81 and FF 71 series (subject to future financing) — FF has a highly differentiated product offering in its segment A Unique Value Proposition Delivering Differentiated Brand Positioning… (1) Illustrative and not intended to be comprehensive. FF 91 establishes a premium brand with optionality to address multiple vehicle segments through future models Brand perception of select premium EV and traditional brands (1) Innovative 1 Luxurious Racing - Inspired Traditional © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 9

Select Features — 3 motor FF 91 Futurist with ~350 miles EPA range , ~720 km NEDC range (1) — 2 motor FF 91 standard with ~370 miles EPA range , ~780 km NEDC Range (1) — 0 - 60 mph in <2.5 sec (3 motor FF 91 Futurist) — 1,050 hp ( 3 motor configuration) — DC fast - charging capability among industry leaders — All - wheel drive, all - wheel steering and torque vectoring (2) …Driven by Industry - Leading Performance and Luxury — Mobile connectivity powered by three 5G Modems © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 10 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 10 — NASA - inspired Zero Gravity seats with industry - leading 60 ƒ recline — Over 100” of high - resolution viewing area across 11 displays — Designed to fully comply with US, European and Chinese safety and regulatory standards Note: (1) (2) All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. NEDC refers to the New European Driving Cycle emissions and fuel consumption measurements weighed to calculate vehicle range. All - wheel steering and torque vectoring reflect post - launch upgrades. 1

“…The FF 91 promises to be a tech powerhouse and its claim to fame is the sheer amount of digital displays inside the cabin…” - Carbuzz © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 10 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 11

“The passenger experience is heaven. The back seat is a dream. I don’t need my hotel room, I thought. I can sleep here…” – DIGITAL TRENDS © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 10 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 12

Built Around Performance and Comfort that Stands Out vs. The Competition Source: Note: (1) Based on passenger car data provided on company websites, auto industry resources (carbuzz, autoweek, cnet, motor authority, EV specifications, Car & Driver) and media releases as of May 18, 2022. All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. Stated recline angle for Lucid’s Executive Seats ~55 - degrees, however, reclining capability has yet to be officially released for consumer purposes. 0 to 60 mph (seconds) Horsepower 35.5 37.4 37.6 38.7 39.1 39.3 40.9 49.1 S Maybach 48.9 FF 91 E - TRON 55 QUATTRO Bentayga Range Rover Model S Alpina XB7 Model X Rear Leg Room (inches) Bentayga 7 Series S Maybach Phantom Model S Plaid / X Taycan Rear Seat Recline Angle (degrees) Fixed Fixed NA (1) 27 40 43 43 60 FF 91 Model X Plaid Model X Plaid Air Dream Edition 1,111 FF 91 1,050 1,020 2.5 Air Dream Edition <2.5 FF 91 one of only three consumer EV brands with 1,000+ horsepower FF 91 one of only two consumer EVs with 0 – 60 time <2.5 secs despite weighing ~1k+ lbs more than peers Air Dream Edition Air Dream Edition Unrivaled Comfort Top Tier Performance 1 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 13 Est. Curb Weight: 5,282 Est. Curb Weight: 6,314 FF 91 <2.5 Est. Curb Weight: 5,594

Designed from the Ground Up with the Driver Top of Mind — Redefining engagement that identifies user upon approach and reconfigures vehicle preferences and settings — Five driver - specific screens including an ultra - large heads - up display and slim instrument cluster — Reconfigurable 3D touch steering wheel allowing further user configurability — On - screen gesturing with swipe of fingers across Center Information Display for distraction free driving — “Voice first” foundation enabling multiple natural commands at once — Comfort: AC, seat position and doors — Productivity: Text, e - mail and phone calls — Entertainment: Media playlists and content search — Destination: Refined search and navigation — Advanced safety, autonomous driving and parking features (1) Revolutionary and Immersive Driving Experience... Note: (1) All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. FF 91 hardware at start of delivery capable of supporting L3 autonomous driving. 2 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 14

…Coupled With an Unsurpassed Passenger Experience Note: (1) (2) (3) All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. FFID is a unique Faraday Future user profile that ensures a consistent experience across the FF Ecosystem, recognizing the user no matter where they are or which FF vehicle they are driving. 60 - degree recline is 16 ƒ more than Mercedes Maybach (current best - in - class). Super Mobile AP consists of three 5G modems to realize aggregated high Internet speed and great coverage by multi carriers. Connected System for the Ultimate Passenger Experience — Facial recognition in each seating position automatically loads passenger FFID (1) profiles and user - specific personal preferences — Individual sound and climate zones to personalize experience — NASA - inspired Zero Gravity seats with industry leading 60 ƒ recline and most leg room in its class (2) — A world of displays, including a 17 " front passenger screen and an immersive 27 " rear passenger display, allowing users to stream their favorite movies, TV shows and live sports while FF 91 is in motion without driver distraction — Mobile connectivity powered by Super Mobile AP (three 5G modems) (3) — Enhanced user experience platform powered by Android and an in - house Operating System (OS) — FF AI supports complex voice commands: “Find me a restaurant near Palo Alto with 5 - star ratings and outdoor seating” 2 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 15

Io V Video © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 16

~ $ 2 . 4 b i l l i o n i n v e st e d t o d a t e a c r o ss d e v e l o p m e n t o f : – S c a l a b l e E V P l a t f o r m – I m m e r s i v e a n d C o n n e c t e d D r i v e r / P a s s e n g e r E x p e r i e n c e – M a n u f a c t u r i n g C a p a b i l i t i e s – M u l t i p l e P r e - P r o d u c t i o n V e h i c l e s – E x t e n s i v e P a t e n t P o r t f o l i o Culmination of Significant R&D and Investment… INTELLIGENT TECHLUXURY FF 91 READY FOR ESTIMATED START OF DELIVERY IN Q 3 - Q 4 2022 Granted FF Patents by Category Camera - based Autonomous Parking enables parking space detection and parking execution Vision - bas ed Lane Entrance Determination assesses parameters and executes lane change ADAS Automatic Door System Body Automatic seamless hands - free entry Intelligent Lighting System with animations FFID preferences follows users between seats and vehicles Spa Mode Digital Vehicle Controls UI/UX Multiple Simultaneous Users HW/SW Platform Parallel IGBT (1) power modules for high power and efficient inverters Integrated motor, gearbox and inverter Efficient gearbox torque transfer Powertrain Advanced Emergency Brakes Chassis Modularcamera mirror assembly Automatic steering wheel adjustment Charging systems Dimmable /adjustable sun visor Design Innovative Platform: — One of the highest power - to - weight ratios across EVs — Keyless entry technology recognizes user from a distance, opens / unlocks doors and customizes users' seating area using FFID — Voice first user interface with capability to decode complex commands — 1,050 Horsepower with 0 to 60 mph in <2.5 seconds (expected performance) *Note: Size of boxes does not reflect relative number of patents per category ~650 ~390 ~100 ~13 Robust Patent Portfolio (2) Note: (1) (2) All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. IGBT = Insulated - Gate Bipolar Transistor. Based on number of patents issued from 2021 10 - K filings for each respective firm. 3 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 17

1 2 3 …Driving Differentiated Technology Position Variable Platform Architecture (VPA) — Provides >60% component carryover — Increased speed to market — Significant cost savings — Ease of scalability — Manufacturing flexibility — Easy servicing capability — Adaptable to multiple models Differentiated In - House Propulsion Technology — High battery pack gravimetric energy density (185 Wh/kg) – State - of - the - art cell - to - pack tech to cell - to - pack technology – 142 kWh battery pack size (one of the largest in the industry) — A leading electric drive system (3.8 kW/kg power - to - weight ratio for rear drive unit) — Patented motor and inverter technology Uncompromising Driving & Passenger Experience — Superior hardware & software supported by Android and in - house OS — Voice first user experience — Adaptive learning through AI — 100”+ of screens, including 27” rear screen — 60 - degrees rear seat recline — Equipped with full 360˚ sensor coverage to support ADAS features when released Sets Foundation for Future Vehicles Yields Uncompromising Power & Range Enables Unprecedented “TechLuxury” Ecosystem Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. 3 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 18

Source: Note: (1) (2) Q1 - 2022 LMC forecasts. FF 91 Futurist Alliance Limited Edition vehicles will be priced at $250,000. FF 81 and FF 71 series vehicles subject to future financing. Target pricing as per 2021 10 - K; specific pricing will be refined and finalized closer to the start of delivery for each vehicle. 2025 Global Vehicle TAM calculated based on LMC Automotive global production forecasts for vehicles listed within each competitive set multiplied by the median target pricing per FF vehicle series. Vehicle >60% Parts Commonality FF 91 Futurist FF 91 FF 81 Futurist FF 81 FF 71 Futurist FF 71 Segment E/F Segment D/E Segment C/D Segment Target Pricing (1) From $180,000 From $120,000 From $95,000 From $74,000 From $75,000 From $45,000 Competitive Set • MB Maybach • Bentley Bentayga • Lamborghini Urus • Ferrari Purosangue • MB S - Class • Porsche Taycan • Audi E8 e - tron • MB G/GL/GLS • BMW 7 Series • Lucid Air • Tesla Model S/X • BMW X5 • Range Rover Sport • Land Rover Discovery • BMW 5 - Series • NIO ES8/ES6 • MB E - Class • Rivian R1S • Jaguar J - Pace • Porsche Macan • BMW 3 - Series • BMW X3 • MB GLC • Jaguar I - Pace • Range Rover Velar • Tesla Model 3/Y • MB C - Class • MB EQC 2025 Global Vehicle TAM (2) ~$53.0bn ~$93.0bn ~$170.6bn ~$300bn+ Total Addressable Market (“TAM”) by 2025 4 FF 91 Will Set the Foundation for our Future Vehicles and Start to Unlock a $300bn+ TAM © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 19

Factory opening Pilot Lines Operational / July 2022 Opening (expected) TBD Subject to Future Financing Total factory capacity ~10,000 vehicles per year (expected) TBD TBD – Focused on China FF 81 and FF 71 demand Vehicle series produced FF 91 FF 81 TBD Supported by a Hybrid Asset - Light Manufacturing Strategy Self - Run Manufacturing Facility for FF 91 Hanford, CA, USA Contract Manufacturing for FF 81 series Gunsan, South Korea China production and FF China headquarters Location in China TBD Low volume in - house manufacturing ideal for controlling production processes to ensure quality and stability 5 Manufacturing plans for FF 81 and FF 71 vehicles subject to future financing © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 20

Manufacturing Update | FF 91 Coming to Life as Hanford Nears Completion L e a r n i n g s s e t f o u n d a t i o n f o r f u t u r e m o d e l s Hanford Facility Producing Production - Intent Vehicles Today – Scaled Production in Sight – P r e - p r o d u c t i o n v e h i c l e b u i l d s u n d e r w a y a t H a n f o r d f o r f i n a l e n g i n e e r i n g v a l i d a t i o n a n d c e r t i f i c a t i o n a h e a d o f d e l i v e r i e s – 90% o f p r o d u c t i o n e q u i p m e n t h a s b e e n d e l i v e r e d t o H a n f o r d – E s t i m a t e d t o b e g i n d e l i v e r i e s i n Q3 - Q 4 2 0 2 2 Why Self - Production at Hanford is Core to Our Strategy x – A l l o w s f o r q u a l i t y c o n t r o l o v e r f i r s t m o d e l ; c r i t i c a l f o r l o n g - t e r m v a l u e p r o p o s i t i o n x – L o w - v o l u m e m a n u f a c t u r i n g a l l o w s f o r p r o d u c t i o n f l e x i b i l i t y a n d i n c r e a s e d q u a l i t y c o n t r o l o f F F 9 1 – e s s e n t i a l a t t a r g e t p r i c e p o i n t x – P r o v i d e s p l a t f o r m t o t e s t a n d v a l i d a t e c o r e v e h i c l e I P x – 5 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 21

Sourcing of Critical Components — Inverter completely designed, patented and assembled in - house — Electric motor and gear box designed using FF IP and manufactured to FF specifications — Battery pack sourced from leading global supplier — Supplementing proven Internet of Vehicle (IOV) and ADAS systems with FF proprietary features — Significant partnerships with leading Tier 1 suppliers Sourcing of Critical Components — Inverter completely designed, patented and assembled in - house — Electric motor and gear box designed using FF IP and manufactured to FF specifications — Battery pack sourced from leading global supplier — Supplementing proven Internet of Vehicle (IOV) and ADAS systems with FF proprietary features — Significant partnerships with leading Tier 1 suppliers Minimizing Impact Through COVID - 19 — COVID - 19 significantly impacted many of Faraday Future’s suppliers and modestly impacted the Company — In response, Faraday Future: Reorganized engineering and development schedules to accommodate and anticipate delays, accelerated delivery schedules Used the Company’s in - house 3 - D printing capabilities to test supplier solutions in a limited - contact environment — Pre - production orders were generally in place early enough to make managing delays easier — Faraday Future’s low near - term volume needs are a substantial advantage — China lockdowns had limited impact, as the Company shifted sourcing, although the Company did experience some sample delays — Lockdowns are already easing in some key Chinese locations Minimizing Impact Through COVID - 19 — COVID - 19 significantly impacted many of Faraday Future’s suppliers and modestly impacted the Company — In response, Faraday Future: » Reorganized engineering and development schedules to accommodate and anticipate delays, accelerated delivery schedules » Used the Company’s in - house 3 - D printing capabilities to test supplier solutions in a limited - contact environment — Pre - production orders were generally in place early enough to make managing delays easier — Faraday Future’s low near - term volume needs are a substantial advantage — China lockdowns had limited impact, as the Company shifted sourcing, although the Company did experience some sample delays — Lockdowns are already easing in some key Chinese locations 5 Supply Chain for FF 91 Effectively Secured Ahead of Launch Despite Macroeconomic Disruptions © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 22

Direct sales model utilizes online and offline channels to drive sales and user operations and continuously create value Comprehensive Online to Offline Sales Ecosystem to Support Go - to - Market Targeting Stores in Top 20 Cities Across 3 Major Markets by 2025 FF STORES FOR BRAND ESTABLISHMENT FF PARTNER STORES FOR ASSET - LIGHT SALES NETWORK EXPANSION FF ONLINE FOR PROCESSING OF PURCHASES — Signed lease for first FF branded flagship store in Beverly Hills, CA (10K+ sqft) & searching for second store location — Near high - end brands such as LVMH, Saint Laurent, Ralph Lauren and Hermes — Retail lease for 126 months with two five - year extension options 5 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 23

Financial Overview © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 24 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 24

Q 1 2022 U pdate and L i q u i d i ty Position Source: (1) Q3 2021 10 - Q, FY 2021 10 - K, Q1 2022 10 - Q, Company Materials. Q4 2021 and Q1 2022 End of Period Cash figures include $25.3mm and $1.0mm of restricted cash, respectively. ― S u b s t a n t i a l p r o g r e s s a t H a n f o r d , C A f a c i l i t y ― M a j o r c o n c r e t e w o r k c o m p l e t e ― S y s t e m s a n d e q u i p m e n t i n s t a l l a t i o n u n d e r w a y ― 90% o f r e q u i r e d e q u i p m e n t i s o n - s i t e ― C o m p l e t i o n o f f i r s t p r o d u c t i o n - i n t e n t v e h i c l e a n d o n g o i n g m a n u f a c t u r i n g o f a d d i t i o n a l p r o d u c t i o n - i n t e n t v e h i c l e s ― S i g n e d l e a s e f o r f l a g s h i p s t o r e i n B e v e r l y H i l l s , C A ― F i l i n g s t h r o u g h Q 1 2 0 2 2 u p t o d a t e ― S u b s t a n t i a l p r o g r e s s a t H a n f o r d , C A f a c i l i t y ― M a j o r c o n c r e t e w o r k c o m p l e t e ― S y s t e m s a n d e q u i p m e n t i n s t a l l a t i o n u n d e r w a y ― 90% o f r e q u i r e d e q u i p m e n t i s o n - s i t e ― C o m p l e t i o n o f f i r s t p r o d u c t i o n - i n t e n t v e h i c l e a n d o n g o i n g m a n u f a c t u r i n g o f a d d i t i o n a l p r o d u c t i o n - i n t e n t v e h i c l e s ― S i g n e d l e a s e f o r f l a g s h i p s t o r e i n B e v e r l y H i l l s , C A ― F i l i n g s t h r o u g h Q 1 2 0 2 2 u p t o d a t e Financial Position Key Achievements for Q1 2022 2021 2022 Q4 Q1 $691,144 $530,477 Cash at Beginning of Period Operating Expenses: Research & Development $80, 429 $114, 935 Sales & Marketing 6, 019 6, 186 General & Administrative 33, 757 27, 880 Other 1, 204 - Total Operating Expenses $121, 409 $149, 001 Other Income (Expenses) $37, 110 ($4, 097) Net Loss ($84,299) ($153,098) Change in Net Working Capital $13, 781 $20, 399 Depreciation and Amortization Other Cash Flows from Operations 3, 890 (35, 259) 4, 853 5, 482 Plant, Property, & Equipment ($58, 417) ($44, 398) Cash Flows from Financing ($426) ($85, 676) Effect of Exchange Rate $63 ($653) Total Change in Cash ($160,667) ($253,091) $530,477 $277,386 Cash at End of Period (1) © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 25 $ in thousands

Transaction Proceeds Expected to Fund FF 91 Deliveries Through YE 2022 – Current business plan assumes ~$325mm of incremental capital required to fund the business through 2022 YE – Plan assumes ~$200mm in the near - term funding via PIPE (although Faraday Future is open to raising additional funds based on investor demand) – Funds raised intended to provide sufficient capital to complete certification and final production steps ahead of FF 91 start of delivery, while providing an initial cash cushion for Q4 – Incremental capital required to fund business to be raised in Q4 post start of FF 91 deliveries ― Allows Faraday Future ability to leverage momentum from start of FF 91 deliveries to bolster liquidity – Current business plan assumes ~$325mm of incremental capital required to fund the business through 2022 YE – Plan assumes ~$200mm in the near - term funding via PIPE (although Faraday Future is open to raising additional funds based on investor demand) – Funds raised intended to provide sufficient capital to complete certification and final production steps ahead of FF 91 start of delivery, while providing an initial cash cushion for Q4 – Incremental capital required to fund business to be raised in Q4 post start of FF 91 deliveries ― Allows Faraday Future ability to leverage momentum from start of FF 91 deliveries to bolster liquidity $ in millions Projected Use of Cash Through 2022 (Q2 – Q4) (1) PF. Cash Balance: ~$602mm Expected Uses of Cash (Q2 – Q4 2022) $277 $325 $154 $184 $186 $78 Ending Cash Q1 2022 (2) Proj. Capital Need (3) Capex & Tooling R&D COGS, NWC & All Other Cash Costs (4) PF Ending Cash (Q4 2022) Additional Cash Cushion © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 26 Note: (1) (2) (3) (4) Projected use of cash based on Faraday Future management estimates and only reflects cash required to fund the FF 91 program. All projections are estimates and a wide range of actual outcomes is possible. Point estimates are used rather than ranges to simplify presentation, rather than to imply a level of accuracy to the $1 million level. Ending cash balance as of Q1 2022 includes ~$1mm of restricted cash. Projected capital need includes approximately $200mm from current proposed PIPE and $125mm from other sources. Use of cash shown includes ~$14mm and ~$79mm cash source from projected delivery of FF 91s in Q3 2022 and Q4 2022, respectively (included within COGS, NWC & All Other Cash Costs).

How Faraday Future Stands Apart • 0 – 60 mph in <2.5 seconds • 1,000+ horsepower • Unrivaled passenger comfort - Industry - leading 60 ƒ recline & leading rear leg room space Industry - Leading Performance & Luxury • Immersive rider experience with 27” rear passenger display and 17” front passenger screen • Mobile, high - speed connectivity powered by three 5G modems • Voice first foundation powered by in - house OS • OTA enabled for continuous updates Immersive, Connected & Intelligent 1 2 • ~$2.4bn invested since 2014 • Supported by deep technological moat (~650 patents granted to - date) • Foundation for differentiated in - house technology and vehicle capabilities Culmination of ~8 years of Significant R&D and Investment 3 • FF 91 will serve as the flagship model and showcase tech / define the brand • Serves as basis for future mass market vehicles (FF 81 & FF 71) subject to future financing • FF 91 unlocks ~ $ 53 bn TAM, and a potential additional ~ $ 264 bn TAM from mass market models FF 91 Lays the Foundation for Future Platforms 4 • Self - operated Hanford facility nearing completion (5 of 6 major manufacturing milestones achieved) • Beverly Hills flagship store lease signed • Potential for capital - efficient contract manufacturing approach for future mass market models Production and Sales - Ready 5 • Proven management team with decades of industry experience • Strengthened governance and transparency • Current on all required SEC filings Veteran & Tested Leadership 6 At a Critical Inflection Point – Nearing Customer Delivery of Flagship Vehicle, the FF 91 (Estimated Q3 - Q4 2022) All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 27 Note:

A Story of Perseverance and a Relentless Drive to Change the Future © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 28 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 28

© 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 29 W W W . F F . C O M © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Faraday Future vs Recent Electric Vehicle Opportunities Employee Headcount ~790 ~3,900 ~455 <500 (1) ~250 Current Market Cap (2) ~$960mm ~$33.1bn ~$3.2bn ~$850mm ~$400mm Target Production Date Summer 2022 (Start of Deliveries in Q3 - Q4 2022) In Production (Q3 - 2021) November 2022 Q4 2022 Q3 2021 Home Markets US & China US US US US Established Manufacturing Strategy 1 in - house facility 1 contract manufacturing partner (3) 2 in - house facilities (Inc. Announced KSA Facility to be Built) 2 contract manufacturing partners (Magna Steyr & Foxconn) 2 in - house facilities (still under construction) 1 contract manufacturing partner (Foxconn) # of Prototypes 29 prototypes and 18 completed pre - production assets NA – In production 23 prototypes 39 prototypes Not Disclosed Core Drive Platform / Skateboard Proprietary Variable Platform Architecture Proprietary skateboard Licensed platforms Proprietary skateboard Licensed platform (MIH) + in - house hub motor design Proprietary Mobility Tech ADAS, E - Drive systems and manufacturing, UI/UX, Closures, Charging and Internet of Vehicle Battery System, Skateboard Architecture, Drivetrain and Bidirectional Charger Battery System (4) Skateboard Architecture, Drivetrain, Battery System and Suspension Hub Motor, Battery Pack, Body and Frame Design Global Patents Granted ~650 ~390 ~13 ~138 (Pending & Allowed) (5) 0 Competitiveness vs. Direct Vehicle Comps No comparable market offerings Moderately Competitive (Model S, Taycan Turbo S, S - Class, among others) Highly Competitive (Model Y, XC40, E - Tron, EQC, among many others) No comparable market offerings Highly Competitive (F - 150, Badger, Cybertruck, Rivian R1T, Hummer and many others) Expected B2C Offerings FF 91 Series FF 81 Series (6) FF 71 Series (6) Lucid Air Lucid Gravity Fisker Ocean Fisker Pear Project Ronin Lifestyle Vehicle Pickup Truck NA – Initial Endurance Deliveries for Commercial Customers Expected B2B Offerings SLMD (6) (Customized Configurations) NA NA Lifestyle Vehicle Multi - Purpose Delivery Vehicle Endurance Pickup Source: (1) (2) (3) (4) (5) (6) Publically company filings and presentations unless otherwise noted. Market data as of May 27th, 2022. Faraday headcount information as of June 30, 2022. Employee count sourced from Crunchbase; company disclosure around headcount not provided. Market capitalization share counts represent basic shares ourtanding (Class A + B) and sourced from Factset. Does not consider engagement of a potential contract manuafacturer for production in China. Battery pack and drive unit manufactured by partners based on Fisker specs. Battery management system based on in - house technology. Represents pending and allowed global patents for Canoo; specific number of allowed (granted) patents not provided. Subject to future financing. © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 30

Dual Home Markets: FF’s Unique Cultural Advantage Source: Forecasts per IEA 2021 Global EV Outlook report, dated April 28, 2021; sales represent total EV sales by country. US BEV Vehicle Sales Volume Forecast (Units in millions) 8.3 12.0 2020 2025 2030 2025 2030 8.1 1.3 China BEV Vehicle Sales Volume Forecast (Units in millions) • D e e p c u l t u r a l r o o t s i n b o t h C h i n a a n d t h e U S p r o v i d e a c o m p e t i t i v e a d v a n t a g e f o r a c c e s s i n g g l o b a l m a r k e t s o ~ 1 8 5 C h i n a - b a s e d e m p l o y e e s , w i t h ~ 4 0 i n m a r k e t i n g a n d s a l e s • P o s i t i o n e d t o t a r g e t c o n s u m e r s i n t h e t w o l a r g e s t E V m a r k e t s ( U S a n d C h i n a ) o C h i n a i s t h e w o r l d ’ s l a r g e s t u l t r a - l u x u r y v e h i c l e m a r k e t a n d t h e F F 9 1 i s i d e a l l y p o s i t i o n e d f o r C h i n a ’ s l a r g e c h a u f f e u r - d r i v e n l u x u r y c a r m a r k e t o C a l i f o r n i a - b a s e d d e s i g n a n d m a n u f a c t u r i n g • A c t i v e l y e v a l u a t i n g c a p i t a l - e f f i c i e n t C h i n a - b a s e d p r o d u c t i o n o p p o r t u n i t i e s • A c c e s s t o a t t r a c t i v e E u r o p e a n , M i d d l e E a s t e r n a n d o t h e r A s i a n m a r k e t s v i a e x p o r t s f r o m H a n f o r d a n d M y o u n g S h i n f a c i l i t i e s • D e e p c u l t u r a l r o o t s i n b o t h C h i n a a n d t h e U S p r o v i d e a c o m p e t i t i v e a d v a n t a g e f o r a c c e s s i n g g l o b a l m a r k e t s o ~ 1 8 5 C h i n a - b a s e d e m p l o y e e s , w i t h ~ 4 0 i n m a r k e t i n g a n d s a l e s • P o s i t i o n e d t o t a r g e t c o n s u m e r s i n t h e t w o l a r g e s t E V m a r k e t s ( U S a n d C h i n a ) o C h i n a i s t h e w o r l d ’ s l a r g e s t u l t r a - l u x u r y v e h i c l e m a r k e t a n d t h e F F 9 1 i s i d e a l l y p o s i t i o n e d f o r C h i n a ’ s l a r g e c h a u f f e u r - d r i v e n l u x u r y c a r m a r k e t o C a l i f o r n i a - b a s e d d e s i g n a n d m a n u f a c t u r i n g • A c t i v e l y e v a l u a t i n g c a p i t a l - e f f i c i e n t C h i n a - b a s e d p r o d u c t i o n o p p o r t u n i t i e s • A c c e s s t o a t t r a c t i v e E u r o p e a n , M i d d l e E a s t e r n a n d o t h e r A s i a n m a r k e t s v i a e x p o r t s f r o m H a n f o r d a n d M y o u n g S h i n f a c i l i t i e s 2.3 0.3 2020 ~4% 2020 ~17% 2025 ~34% 2030 BEV % Penetration Globally © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 31

Enabled by Industry - Leading Variable Platform Architecture (“VPA”) DRIVE UNIT CHASSIS BATTERY INTEGRATED STRUCTURE (UNDERBODY) Key Advantages Various Motor/Powertrain Configurations x One to three motor configurations x Maximizes reuse x Torque vectoring capable with AWD and four - wheel steering Capital Efficient and Fast to Market x Motors, gearboxes, inverters and batteries reused in all derivatives x Continuous and simultaneous improvement across product generations x Manufacturing flexibility Autonomous Ready x 5G connectivity x Brand defining user experience enabling improved safety x Full suite of autonomous hardware at start of delivery >60% Part Commonality Between FF 91 and FF 81 142KWH TO 170KWH CAPACITY (W/NEW CELL) 3 MOTORS (1050HP) 105KWH TO 142KWH CAPACITY 2 MOTORS (700HP) 105KWH 1 FRONT MOTOR (350HP) 105KWH 1 REAR MOTOR (350HP) Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 32

Transformed by Unique FF Propulsion Technology Advanced technology battery pack Low volume, high efficiency integrated motor and inverter Proprietary inverter design integrated directly into motor assembly — Very low inverter losses provide 98% efficiency — High torque accuracy with fast transient response — Integrated monitoring system provides enhanced safety — Powerful, efficient and compact drive unit offering one of the leading weight/power ratios (~3.8 kW / kg for rear electric drive unit) Industry - leading battery pack system with 185 Wh/kg — State - of - the - art cell - to - pack technology — Dual voltage for maintenance free use for vehicle life — Enhanced battery safety — High power efficient charging capability — 142 kWh battery pack size (one of the largest in the industry) BATTERY PACK DUAL MOTOR DRIVE UNIT (REAR) PARALLEL IGBT INVERTER FF 91 Sits Among the Industry Leaders in Battery & Electric Drivetrain Performance Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 33

Intelligent & Tech - Enabled – Defining its Own Category “TechLuxury” T e c h L u x u r y p r o v i d e s e v e r y p e r s o n i n t h e v e h i c l e w i t h a n i m m e r s i v e a n d c o n n e c t e d e x p e r i e n c e , c r e a t i n g o p p o r t u n i t y f o r a d d i t i o n a l f u t u r e r e v e n u e s t r e a m s I n t h e d r i v e r ’ s s e a t : – F i v e d r i v e r - s p e c i f i c s c r e e n s i n c l u d i n g a n u l t r a - l a r g e h e a d s - u p d i s p l a y a n d s l i m i n s t r u m e n t c l u s t e r – On - s c r e e n g e s t u r i n g w i t h a s w i p e o f y o u r f i n g e r s a c r o s s t h e C e n t e r I n f o r m a t i o n D i s p l a y f o r d i s t r a c t i o n - f r e e d r i v i n g – V o i c e - f i r s t f o u n d a t i o n s u p p o r t i n g c o m p l e x c o m m a n d s I n t h e p a s s e n g e r s e a t s : – F a c i a l r e c o g n i t i o n i n e a c h s e a t i n g z o n e a u t o m a t i c a l l y l o a d s F F I D p r o f i l e s a n d u s e r - s p e c i f i c p e r s o n a l p r e f e r e n c e s – C o n t i n u o u s c o n n e c t i v i t y a n d h i g h - s p e e d p o w e r e d S u p e r M o b i l e A P – 2 7 " r e a r p a s s e n g e r d i s p l a y f o r s t r e a m i n g m o v i e s , T V s h o w s , l i v e s p o r t s , m u s i c a n d v i d e o c o n f e r e n c i n g Adaptive & Intelligent System Uncompromising Connectivity — Adaptive, intelligent UI allows users to log in throughout the FF 91, preparing precise, individual preferences per their cloud - based FFID profiles — Voice control allows users to open and unlock all doors and give complex demands inside the vehicle — Enhanced user experience platform powered by Android enable seamless access to existing apps — Simultaneously stream movies, TV shows, live sports, music and video conferencing throughout the cabin — High - performance computing platform : Dual systems - on - a - chip (SoC) design — Three 5G modems provide high - speed and continuous coverage — Smart, high - resolution displays — Vehicle software (incl. patented Future OS operating system) and applications are continuously updated via OTA updates with Multiple levels of cybersecurity Equipped with full 360˚ sensor coverage to support advanced auto - drive & auto - park features when released Autonomous Ready Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 34

Online Offline Predictive Maintenance Remote Diagnostics FF & Partner Service Network Mobile Service Digital Service ALL in ONE User Support Center Authorized Service Network OTA Predictive Service In - Service User Scheduling After - Sales Service L a u n c h i n g w / C o m p r e h e n s i v e A f t e r - S a l e s S t r a t e g y Phase 1 (Launch) Phase 2 + 3 (Expansion) • Focus on providing core mobile and partner services • Secured FF - operated workshop hubs in Los Angeles and San Jose • Operating 4 FF mobile vans with initial regional coverage of Los Angeles, expanding throughout CA • Plan to expand self - owned, partner and mobile services to Tier 1 - 4 cities • Targeting 5 flagship stores, 35 partner centers, 17 partner lite hubs and 670 mobile vans by 2026 • Partnering with nation - wide operational service provider to operate, roll out and expand services and coverage • Offers remote diagnostics, OTA, digital and AIO support services • Core functionality service FF app with reactive notification - fault, user service request and contact user support • Offer iterative predictive maintenance + subscription & billing • Full functionality service FF app with predictive notification, integrated service scheduler, user service request and contact user support • Provide core & intermediate services and towing services for partner centers Offline Online FF will leverage our connected car capabilities to develop a strategic and seamless ownership experience uninterrupted by vehicle service needs © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 35

Comprehensive & Expanding Charging Solutions Home Charger (Level 2) • Smart, connected and powerful Level 2 charging station • Integrated into Faraday Future CID/ app • 19.2 kW DC Fast Charger (future) • FF - developed and FF - branded public DC charger for ultra - fast - charging on the road, partner destinations Installation Service • Leading nationwide service to support installation of home charging solutions • Partnered with to support home installation B2B and Fleet (future) • Charging infrastructure at FF Sales, Service Centers, FF Par, FF Fleet user depots • Turnkey package • Smart charging + fleet management Public Charging • Integration with partner public charging networks • Future Features • FF "Smart Trip" for route planning + charging • Combined billing and payment across networks Mobile Charger (Level 1+2) • Portable charger included with vehicle • Flexible for L1 (1.6kW) & L2 (9.6kW) Daily commute Long - distance travel Wireless Charging (future) • Enable automatic charging at home without cables © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL Faraday Future will leverage market and technology intelligence with strategic sales planning and partnerships to continually enhance FF Charging Ecosystem 36 FF Charging

Smart Last Mile Delivery Vehicles Provides Attractive Future Growth Opportunity © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 37 High growth opportunity — Platform will target customers in Last Mile Delivery and distribution segments in Europe, China and US — Strong expected market growth driven by increasing e - commerce, tightening emissions regulations and lower total cost of ownership Purpose built with variable configurations on a single platform — 3 size configurations, all built on one VPA platform enabling fast launch — Customizable cargo van capacity of up to 500 ft 3 — Flexible range options from 110 to 330 miles — High cargo efficiency: 25.6 ft 3 /ft length — 6.5 ft standing clearance with roll - up rear door for convenience — Estimated charging from 20% to 80% within 25 minutes Advanced connectivity and user experience — Advanced connectivity and telematics for next - gen fleet management — Over The Air (OTA) upgrade capability — 3 rd party app integration on touch screen display — Surround view cameras for improved visibility Future - proof — Adaptive modular build expected to enable additional use cases (utilities, tradesmen and others) with minimal additional time or investment Note: All statements shown reflect expected performance / capabilities for production ready vehicles subject to future financing. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q.

Summary of Risk Factors • F F ’ s f o u n d e r a n d C h i e f P r o d u c t a n d U s e r E c o s y s t e m O f f i c e r , M r . Y u e t i n g J i a ( “ Y T J i a ” ) , i s c l o s e l y a s s o c i a t e d w i t h t h e i m a g e a n d b r a n d o f F F . C i r c u m s t a n c e s a f f e c t i n g Y T J i a ’ s r e p u t a t i o n a n d i n v e s t o r a n d p u b l i c p e r c e p t i o n o f h i s r o l e a n d i n f l u e n c e i n F F , m a y s h a p e F F ’ s b r a n d a n d a b i l i t y t o d o b u s i n e s s . A d d i t i o n a l l y , Y T J i a m a y c o n t i n u e t o b e s u b j e c t t o c e r t a i n r e s t r i c t i o n s i n C h i n a i f n o t a l l c r e d i t o r s p a r t i c i p a t i n g in Y T J i a ’ s r e s t r u c t u r i n g p l a n c o m p l y w i t h t h e r e q u i r e m e n t t o r e q u e s t r e m o v a l o f Y T J i a f r o m s u c h r e s t r i c t i o n s . • F F G l o b a l P a r t n e r s L L C , a D e l a w a r e l i m i t e d l i a b i l i t y c o m p a n y ( “ F F G l o b a l ” ) , w h i c h i s g o v e r n e d b y a n e x e c u t i v e c o m m i t t e e c o n s i s t i n g o f e i g h t m e m b e r s a n d m a y b e c o n t r o l l e d b y Y T J i a t h r o u g h f a m i l i a l a n d p e r s o n a l r e l a t i o n s h i p s , m a y e x e r t i n f l u e n c e o v e r t h e B o a r d o f D i r e c t o r s a n d / o r m a n a g e m e n t o f F F t h r o u g h i t s i s s u a n c e o f e q u i t y i n t e r e s t s a s a d d i t i o n a l c o m p e n s a t i o n t o t h e m a n a g e m e n t o f F F a n d / o r o t h e r w i s e . F F G l o b a l a l s o m a y i n i t i a t e s h a r e h o l d e r l i t i g a t i o n a g a i n s t F F t h r o u g h i n d i r e c t e q u i t y h o l d i n g s f o r p u r p o s e s o f i n f l u e n c i n g a n d / o r r e m o v i n g c e r t a i n o f f i c e r s a n d d i r e c t o r s o f F F . • F F i s i n v o l v e d i n a n S E C i n v e s t i g a t i o n a n d m a y b e f u r t h e r s u b j e c t t o i n v e s t i g a t i o n s a n d l e g a l p r o c e e d i n g s r e l a t e d t o t h e m a t t e r s u n d e r l y i n g t h e S p e c i a l C o m m i t t e e i n v e s t i g a t i o n . • F F i d e n t i f i e d m a t e r i a l w e a k n e s s e s i n i t s i n t e r n a l c o n t r o l o v e r f i n a n c i a l r e p o r t i n g , w h i c h c o u l d c o n t i n u e t o a d v e r s e l y a f f e c t o u r a b i l i t y t o a c c u r a t e l y o r t i m e l y r e p o r t i t s f i n a n c i a l c o n d i t i o n o r r e s u l t s o f o p e r a t i o n s . • F F h a s a l i m i t e d o p e r a t i n g h i s t o r y a n d f a c e s s i g n i f i c a n t b a r r i e r s t o g r o w t h i n t h e e l e c t r i c v e h i c l e i n d u s t r y . • F F h a s i n c u r r e d l o s s e s i n t h e o p e r a t i o n o f i t s b u s i n e s s a n d a n t i c i p a t e s t h a t i t w i l l c o n t i n u e t o i n c u r l o s s e s i n t h e f u t u r e . I t m a y n e v e r a c h i e v e o r s u s t a i n p r o f i t a b i l i t y . • F F ’ s o p e r a t i n g r e s u l t s f o r e c a s t l a r g e l y r e l i e s o n m a n a g e m e n t ’ s a s s u m p t i o n s a n d a n a l y s e s , w h i c h c o u l d b e i n c o r r e c t . • F F m a y b e u n a b l e t o m e e t i t s f u t u r e c a p i t a l r e q u i r e m e n t s . • F F h a s h i s t o r i c a l l y i n c u r r e d s u b s t a n t i a l i n d e b t e d n e s s a n d m a y c o n t i n u e t o d o s o i n t h e f u t u r e , a n d i t m a y n o t b e a b l e t o r e f i n a n c e b o r r o w i n g s o n t e r m s t h a t a r e a c c e p t a b l e t o F F , o r a t a l l . • F F ’ s v e h i c l e s a r e i n d e v e l o p m e n t a n d i t s f i r s t v e h i c l e m a y n o t b e a v a i l a b l e f o r s a l e i n t h e t h i r d q u a r t e r o f 2 0 2 2 , i f a t a l l . • F F ’ s i n d e p e n d e n t r e g i s t e r e d p u b l i c a c c o u n t i n g f i r m ’ s r e p o r t f o r f i s c a l y e a r s e n d e d D e c e m b e r 3 1 , 2 0 2 1 , a n d 2 0 2 0 h a v e e x p r e s s e d su b s t a n t i a l d o u b t a b o u t F F ’ s a b i l i t y t o c o n t i n u e a s a g o i n g c o n c e r n . • T h e f i n d i n g s o f t h e S p e c i a l C o m m i t t e e c o u l d a d v e r s e l y a f f e c t F F ’ s o p e r a t i o n s o r f i n a n c i a l r e s u l t s . • P o t e n t i a l f u t u r e d e l a y s i n t h e f i l i n g o f F F ’ s r e p o r t s w i t h t h e S E C c o u l d r e s u l t i n t h e d e l i s t i n g o f F F ’ s s e c u r i t i e s . • F F w i l l d e p e n d o n r e v e n u e g e n e r a t e d f r o m a s i n g l e m o d e l o f v e h i c l e s i n t h e f o r e s e e a b l e f u t u r e . • F F ’ s f o u n d e r a n d C h i e f P r o d u c t a n d U s e r E c o s y s t e m O f f i c e r , M r . Y u e t i n g J i a ( “ Y T J i a ” ) , i s c l o s e l y a s s o c i a t e d w i t h t h e i m a g e a n d b r a n d o f F F . © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 38 p e r c e p t i o n o f h i s r o l e a n d i n f l u e n c e i n F F , m a y s h a p e F F ’ s b r a n d a n d a b i l i t y t o d o C i r c u m s t a n c e s a f f e c t i n g Y T J i a ’ s r e p u t a t i o n a n d i n v e s t o r a n d p u b l i c b u s i n e s s . A d d i t i o n a l l y , Y T J i a m a y c o n t i n u e t o b e s u b j e c t t o c e r t a i n p l a n c o m p l y w i t h t h e r e q u i r e m e n t t o r e q u e s t r e m o v a l o f Y T J i a f r o m r e s t r i c t i o n s i n C h i n a i f n o t a l l c r e d i t o r s p a r t i c i p a t i n g in Y T J i a ’ s r e s t r u c t u r i n g s u c h r e s t r i c t i o n s . • F F G l o b a l P a r t n e r s L L C , a D e l a w a r e l i m i t e d l i a b i l i t y c o m p a n y ( “ F F G l o b a l ” ) , w h i c h i s g o v e r n e d b y a n e x e c u t i v e c o m m i t t e e c o n s i s t i n g o f e i g h t m e m b e r s a n d m a y b e c o n t r o l l e d b y Y T J i a t h r o u g h f a m i l i a l a n d p e r s o n a l r e l a t i o n s h i p s , m a y e x e r t i n f l u e n c e o v e r t h e B o a r d o f D i r e c t o r s a n d / o r m a n a g e m e n t o f F F t h r o u g h i t s i s s u a n c e o f e q u i t y i n t e r e s t s a s a d d i t i o n a l c o m p e n s a t i o n t o t h e m a n a g e m e n t o f F F a n d / o r o t h e r w i s e . F F G l o b a l a l s o m a y i n i t i a t e s h a r e h o l d e r l i t i g a t i o n a g a i n s t F F t h r o u g h i n d i r e c t e q u i t y h o l d i n g s f o r p u r p o s e s o f i n f l u e n c i n g a n d / o r r e m o v i n g c e r t a i n o f f i c e r s a n d d i r e c t o r s o f F F . • F F i s i n v o l v e d i n a n S E C i n v e s t i g a t i o n a n d m a y b e f u r t h e r s u b j e c t t o i n v e s t i g a t i o n s a n d l e g a l p r o c e e d i n g s r e l a t e d t o t h e m a t t e r s u n d e r l y i n g t h e S p e c i a l C o m m i t t e e i n v e s t i g a t i o n . • F F i d e n t i f i e d m a t e r i a l w e a k n e s s e s i n i t s i n t e r n a l c o n t r o l o v e r f i n a n c i a l r e p o r t i n g , w h i c h c o u l d c o n t i n u e t o a d v e r s e l y a f f e c t o u r a b i l i t y t o a c c u r a t e l y o r t i m e l y r e p o r t i t s f i n a n c i a l c o n d i t i o n o r r e s u l t s o f o p e r a t i o n s . • F F h a s a l i m i t e d o p e r a t i n g h i s t o r y a n d f a c e s s i g n i f i c a n t b a r r i e r s t o g r o w t h i n t h e e l e c t r i c v e h i c l e i n d u s t r y . • F F h a s i n c u r r e d l o s s e s i n t h e o p e r a t i o n o f i t s b u s i n e s s a n d a n t i c i p a t e s t h a t i t w i l l c o n t i n u e t o i n c u r l o s s e s i n t h e f u t u r e . I t m a y n e v e r a c h i e v e o r s u s t a i n p r o f i t a b i l i t y . • F F ’ s o p e r a t i n g r e s u l t s f o r e c a s t l a r g e l y r e l i e s o n m a n a g e m e n t ’ s a s s u m p t i o n s a n d a n a l y s e s , w h i c h c o u l d b e i n c o r r e c t . • F F m a y b e u n a b l e t o m e e t i t s f u t u r e c a p i t a l r e q u i r e m e n t s . • F F h a s h i s t o r i c a l l y i n c u r r e d s u b s t a n t i a l i n d e b t e d n e s s a n d m a y c o n t i n u e t o d o s o i n t h e f u t u r e , a n d i t m a y n o t b e a b l e t o r e f i n a n c e b o r r o w i n g s o n t e r m s t h a t a r e a c c e p t a b l e t o F F , o r a t a l l . • F F ’ s v e h i c l e s a r e i n d e v e l o p m e n t a n d i t s f i r s t v e h i c l e m a y n o t b e a v a i l a b l e f o r s a l e i n t h e t h i r d q u a r t e r o f 2 0 2 2 , i f a t a l l . e x p r e s s e d su b s t a n t i a l d o u b t • F F ’ s i n d e p e n d e n t r e g i s t e r e d p u b l i c a c c o u n t i n g f i r m ’ s r e p o r t f o r f i s c a l y e a r s e n d e d D e c e m b e r 3 1 , 2 0 2 1 , a n d 2 0 2 0 h a v e a b o u t F F ’ s a b i l i t y t o c o n t i n u e a s a g o i n g c o n c e r n . • T h e f i n d i n g s o f t h e S p e c i a l C o m m i t t e e c o u l d a d v e r s e l y a f f e c t F F ’ s o p e r a t i o n s o r f i n a n c i a l r e s u l t s . • P o t e n t i a l f u t u r e d e l a y s i n t h e f i l i n g o f F F ’ s r e p o r t s w i t h t h e S E C c o u l d r e s u l t i n t h e d e l i s t i n g o f F F ’ s s e c u r i t i e s . • F F w i l l d e p e n d o n r e v e n u e g e n e r a t e d f r o m a s i n g l e m o d e l o f v e h i c l e s i n t h e f o r e s e e a b l e f u t u r e . Source: FY 2021 10 - K.

Summary of Risk Factors ( Cont’ d) • T h e m a r k e t f o r F F ’ s v e h i c l e s i s n a s c e n t a n d n o t e s t a b l i s h e d . • F F i s d e p e n d e n t o n i t s s u p p l i e r s a n d t h e i n a b i l i t y o f t h e s e s u p p l i e r s t o t i m e l y d e l i v e r n e c e s s a r y c o m p o n e n t s f o r F F p r o d u c t s c o u l d a d v e r s e l y a f f e c t F F ’ s b u s i n e s s a n d r e s u l t s o f o p e r a t i o n s . • F F m a y n o t d e v e l o p t h e c o m p l e x s o f t w a r e a n d t e c h n o l o g y s y s t e m s n e c e s s a r y f o r t h e p r o d u c t i o n f o r i t s e l e c t r i c v e h i c l e s . • F F h a s y e t t o o b t a i n l i c e n s e s a n d o t h e r r i g h t s i n c e r t a i n t e c h n o l o g i e s , s o f t w a r e a n d c o n t e n t n e e d e d f o r i t s v e h i c l e s a n d F F m a y f a c e t e c h n i c a l d i f f i c u l t i e s a n d a t t e n d a n t d e l a y s i n i n t e g r a t i n g s u c h t e c h n o l o g i e s i n i t s v e h i c l e s . • F F ’ s d e c i s i o n t o m a n u f a c t u r e i t s o w n v e h i c l e s i n i t s l e a s e d H a n f o r d , C a l i f o r n i a f a c i l i t y d o e s n o t g u a r a n t e e F F w i l l n o t i n c u r si g n i f i c a n t d e l a y s i n t h e p r o d u c t i o n o f t h e v e h i c l e s . • F F ’ s c o n t r a c t m a n u f a c t u r e r o r o t h e r f u t u r e c o n t r a c t m a n u f a c t u r e r m a y f a i l t o t i m e l y p r o d u c e a n d d e l i v e r v e h i c l e s . • I n d u s t r y c o m p e t i t i o n m a y i m p a i r F F ’ s r e v e n u e s , i n c r e a s e i t s c o s t s t o a c q u i r e n e w c u s t o m e r s a n d h i n d e r i t s a b i l i t y t o a c q u i r e n e w c u s t o m e r s . • F F ’ s g o - 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i o n b a t t e r y c e l l s , w h i c h h a v e b e e n o b s e r v e d t o c a t c h f i r e o r v e n t s m o k e a n d f l a m e . • C h a n g e s i n t h e p o l i t i c a l a n d e c o n o m i c p o l i c i e s o f t h e P R C g o v e r n m e n t m a y m a t e r i a l l y a n d a d v e r s e l y a f f e c t F F . • U n c e r t a i n t i e s r e g a r d i n g t h e C h i n e s e l e g a l s y s t e m , r e g u l a t i o n s a n d e n f o r c e m e n t p o l i c i e s c o u l d a d v e r s e l y e f f e c t o n F F . • F o r e i g n c u r r e n c y f l u c t u a t i o n s c o u l d r e d u c e t h e v a l u e o f a n d a m o u n t o f d i v i d e n d s p a y a b l e o n , o u r c o m m o n s t o c k . • C h a n g e s i n t h e l a w s a n d r e g u l a t i o n s o f C h i n a o r n o n c o m p l i a n c e w i t h t h e m c o u l d a d v e r s e l y a f f e c t F F . • F F i s a h o l d i n g c o m p a n y a n d , i n t h e f u t u r e , m a y r e l y o n d i v i d e n d s a n d o t h e r d i s t r i b u t i o n s o n e q u i t y p a i d b y t h e P R C S u b s i d i a r i e s t o f u n d a n y c a s h a n d f i n a n c i n g r e q u i r e m e n t s F F m a y h a v e a n d t h e r e s t r i c t i o n s o n P R C S u b s i d i a r i e s ’ a b i l i t y t o p a y d i v i d e n d s o r m a k e o t h e r p a y m e n t s t o F F c o u l d r e s t r i c t i t s a b i l i t y t o s a t i s f y i t s l i q u i d i t y r e q u i r e m e n t s a n d h a v e a m a t e r i a l a d v e r s e e f f e c t o n F F ’ s a b i l i t y t o c o n d u c t i t s b u s i n e s s . • T h e m a r k e t f o r F F ’ s v e h i c l e s i s n a s c e n t a n d n o t e s t a b l i s h e d . • F F i s d e p e n d e n t o n i t s s u p p l i e r s a n d t h e i n a b i l i t y o f t h e s e s u p p l i e r s t o t i m e l y d e l i v e r n e c e s s a r y c o m p o n e n t s f o r F F p r o d u c t s c o u l d a d v e r s e l y a f f e c t F F ’ s b u s i n e s s a n d r e s u l t s o f o p e r a t i o n s . • F F m a y n o t d e v e l o p t h e c o m p l e x s o f t w a r e a n d t e c h n o l o g y s y s t e m s n e c e s s a r y f o r t h e p r o d u c t i o n f o r i t s e l e c t r i c v e h i c l e s . • F F h a s y e t t o o b t a i n l i c e n s e s a n d o t h e r r i g h t s i n c e r t a i n t e c h n o l o g i e s , s o f t w a r e a n d c o n t e n t n e e d e d f o r i t s v e h i c l e s a n d F F m a y f a c e t e c h n i c a l d i f f i c u l t i e s a n d a t t e n d a n t d e l a y s i n i n t e g r a t i n g s u c h t e c h n o l o g i e s i n i t s v e h i c l e s . • F F ’ s d e c i s i o n t o m a n u f a c t u r e i t s o w n v e h i c l e s i n i t s l e a s e d H a n f o r d , C a l i f o r n i a f a c i l i t y d o e s n o t g u a r a n t e e F F w i l l n o t i n c u r si g n i f i c a n t d e l a y s i n t h e p r o d u c t i o n o f t h e v e h i c l e s . • F F ’ s c o n t r a c t m a n u f a c t u r e r o r o t h e r f u t u r e c o n t r a c t m a n u f a c t u r e r m a y f a i l t o t i m e l y p r o d u c e a n d d e l i v e r v e h i c l e s . • I n d u s t r y c o m p e t i t i o n m a y i m p a i r F F ’ s r e v e n u e s , i n c r e a s e i t s c o s t s t o a c q u i r e n e w c u s t o m e r s a n d h i n d e r i t s a b i l i t y t o a c q u i r e n e w c u s t o m e r s . © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 39 c o m m i t m e n t o f r e s o u r c e s a n d i s s u b j e c t t o n u m e r o u s r i s k s a n d a n d p a n d e m i c s , t e r r o r i s t a t t a c k s , w a r , c i v i l u n r e s t a n d o t h e r • F F ’ s g o - to - m a r k e t a n d s a l e s s t r a t e g y w i l l r e q u i r e s u b s t a n t i a l i n v e s t m e n t a n d u n c e r t a i n t i e s . • F F f a c e s r i s k s r e l a t e d t o n a t u r a l d i s a s t e r s , c l i m a t e c h a n g e , h e a l t h e p i d e m i c s c i r c u m s t a n c e s o u t s i d e i t s c o n t r o l . • F F ’ s e l e c t i o n t o p r o t e c t s o m e o f i t s t e c h n o l o g i e s a s t r a d e s e c r e t s r a t h e r t h a n a s p a t e n t s h a s c e r t a i n r i s k s a n d d i s a d v a n t a g e s . • I n c r e a s e d e n v i r o n m e n t a l , s a f e t y o r o t h e r r e g u l a t i o n s , i n c l u d i n g d i s c l o s u r e r u l e s , c o u l d r e s u l t i n h i g h e r c o s t s , e x p e n d i t u r e s a n d / o r s a l e s r e s t r i c t i o n s . • I n c r e a s e s • F F m a y b e i n c o s t s , d i s r u p t i o n o f s u p p l y o r s h o r t a g e o f m a t e r i a l s u s e d t o m a n u f a c t u r e F F ’ s v e h i c l e s c o u l d h a r m i t s b u s i n e s s . s u b j e c t t o r i s k s a s s o c i a t e d w i t h a u t o n o m o u s d r i v i n g t e c h n o l o g y . • F F ’ s v e h i c l e s w i l l m a k e u s e o f l i t h i u m - i o n b a t t e r y c e l l s , w h i c h h a v e b e e n o b s e r v e d t o c a t c h f i r e o r v e n t s m o k e a n d f l a m e . • C h a n g e s i n t h e p o l i t i c a l a n d e c o n o m i c p o l i c i e s o f t h e P R C g o v e r n m e n t m a y m a t e r i a l l y a n d a d v e r s e l y a f f e c t F F . • U n c e r t a i n t i e s r e g a r d i n g t h e C h i n e s e l e g a l s y s t e m , r e g u l a t i o n s a n d e n f o r c e m e n t p o l i c i e s c o u l d a d v e r s e l y e f f e c t o n F F . • F o r e i g n c u r r e n c y f l u c t u a t i o n s c o u l d r e d u c e t h e v a l u e o f a n d a m o u n t o f d i v i d e n d s p a y a b l e o n , o u r c o m m o n s t o c k . • C h a n g e s i n t h e l a w s a n d r e g u l a t i o n s o f C h i n a o r n o n c o m p l i a n c e w i t h t h e m c o u l d a d v e r s e l y a f f e c t F F . • F F i s a h o l d i n g c o m p a n y a n d , i n t h e f u t u r e , m a y r e l y o n d i v i d e n d s a n d o t h e r d i s t r i b u t i o n s o n e q u i t y p a i d b y t h e P R C S u b s i d i a r i e s t o f u n d a n y c a s h a n d f i n a n c i n g r e q u i r e m e n t s F F m a y h a v e a n d t h e r e s t r i c t i o n s o n P R C S u b s i d i a r i e s ’ a b i l i t y t o p a y d i v i d e n d s o r m a k e o t h e r p a y m e n t s t o F F c o u l d r e s t r i c t i t s a b i l i t y t o s a t i s f y i t s l i q u i d i t y r e q u i r e m e n t s a n d h a v e a m a t e r i a l a d v e r s e e f f e c t o n F F ’ s a b i l i t y t o c o n d u c t i t s b u s i n e s s . Source: FY 2021 10 - K.

Summary of Risk Factors ( Cont’ d) • U n d e r t h e P R C E n t e r p r i s e I n c o m e T a x L a w , w e m a y b e c l a s s i f i e d a s a P R C “ r e s i d e n t e n t e r p r i s e , ” w h i c h c o u l d r e s u l t i n u n f a v o r a b l e t a x c o n s e q u e n c e s t o u s a n d o u r n o n - P R C e n t e r p r i s e s t o c k h o l d e r s . • F F a n d o u r s t o c k h o l d e r s f a c e u n c e r t a i n t y w i t h r e s p e c t t o i n d i r e c t t r a n s f e r s o f e q u i t y i n t e r e s t s i n C h i n a r e s i d e n t e n t e r p r i s e s th r o u g h t r a n s f e r o f n o n - C h i n e s e - h o l d i n g c o m p a n i e s . • P R C r e g u l a t i o n o f l o a n s t o a n d d i r e c t i n v e s t m e n t s i n P R C e n t i t i e s b y o f f s h o r e h o l d i n g c o m p a n i e s m a y d e l a y o r p r e v e n t u s f r o m u s i n g t h e p r o c e e d s o f t h e B u s i n e s s C o m b i n a t i o n t o m a k e l o a n s o r a d d i t i o n a l c a p i t a l c o n t r i b u t i o n s t o o u r P R C S u b s i d i a r i e s , w h i c h c o u l d m a t e r i a l l y a n d a d v e r s e l y a f f e c t o u r l i q u i d i t y a n d o u r a b i l i t y t o f u n d a n d e x p a n d o u r b u s i n e s s . • T h e P R C g o v e r n m e n t c a n t a k e r e g u l a t o r y a c t i o n s a n d m a k e s t a t e m e n t s t o r e g u l a t e b u s i n e s s o p e r a t i o n s i n C h i n a w i t h l i t t l e a d v a n c e n o t i c e s o o u r a s s e r t i o n s a n d b e l i e f s o f t h e r i s k s i m p o s e d b y t h e C h i n e s e l e g a l a n d r e g u l a t o r y s y s t e m c a n n o t b e c e r t a i n a n d a c t i o n s r e l a t e d t o o v e r s i g h t a n d c o n t r o l o v e r o f f e r i n g s t h a t a r e c o n d u c t e d o v e r s e a s a n d / o r f o r e i g n i n v e s t m e n t i n i s s u e r s w i t h s u b s t a n t i a l o p e r a t i o n s i n C h i n a c o u l d s i gni f i c a n t l y l i m i t o r c o m p l e t e l y h i n d e r o u r a n d t h e S e l l i n g S e c u r i t y h o l d e r s ’ a b i l i t y t o o f f e r o r c o n t i n u e t o o f f e r s h a r e s o f C l a s s A C o m m o n S t o c k $ 0 . 0 0 0 1 p a r v a l u e ( “ C l a s s A C o m m o n S t o c k ” ) a n d w a r r a n t s t o p u r c h a s e s h a r e s o f C l a s s A C o m m o n S t o c k t o i n v e s t o r s a n d c a u s e t h e v a l u e o f o u r s e c u r i t i e s t o s i g n i f i c a n t l y d e c l i n e o r b e w o r t h l e s s . • T h e a p p r o v a l o f , o r f i l i n g o r o t h e r a d m i n i s t r a t i v e p r o c e d u r e s w i t h t h e C h i n a S e c u r i t i e s R e g u l a t o r y C o m m i s s i o n o r o t h e r P R C g o v e r n m e n t a l a u t h o r i t i e s m a y b e r e q u i r e d i n c o n n e c t i o n w i t h c e r t a i n o f o u r f i n a n c i n g a c t i v i t i e s a n d , i f r e q u i r e d , w e c a n n o t p r e d i c t i f w e w i l l b e a b l e to o b t a i n s u c h a p p r o v a l o r c o m p l e t e s u c h f i l i n g o r o t h e r a d m i n i s t r a t i v e p r o c e d u r e s . • T h e M & A R u l e s a n d c e r t a i n o t h e r P R C r e g u l a t i o n s e s t a b l i s h c o m p l e x p r o c e d u r e s f o r s o m e a c q u i s i t i o n s o f C h i n e s e c o m p a n i e s b y f o r e i g n i n v e s t o r s , w h i c h c o u l d m a k e i t m o r e d i f f i c u l t f o r u s t o p u r s u e g r o w t h t h r o u g h a c q u i s i t i o n s i n C h i n a . • F F m a y b e a d v e r s e l y a f f e c t e d b y t h e c o m p l e x i t y , u n c e r t a i n t i e s a n d c h a n g e s i n P R C r e g u l a t i o n s o n i n t e r n e t - r e l a t e d b u s i n e s s , a u t o m o t i v e b u s i n e s s e s a n d o t h e r b u s i n e s s c a r r i e d o u t b y F F ’ s P R C S u b s i d i a r i e s . • W e f a c e c h a l l e n g e s f r o m t h e e v o l v i n g r e g u l a t o r y e n v i r o n m e n t r e g a r d i n g c y b e r s e c u r i t y , i n f o r m a t i o n s e c u r i t y , p r i v a c y a n d d a t a p r o t e c t i o n . M a n y o f t h e s e l a w s a n d r e g u l a t i o n s a r e s u b j e c t t o c h a n g e a n d u n c e r t a i n i n t e r p r e t a t i o n a n d a n y a c t u a l o r a l l e g e d f a i l u r e t o c o m p l y w i t h r e l a t e d l a w s a n d r e g u l a t i o n s r e g a r d i n g c y b e r s e c u r i t y , i n f o r m a t i o n s e c u r i t y , d a t a p r i v a c y a n d p r o t e c t i o n c o u l d m a t e r i a l l y a n d a d v e r s e l y a f f e c t o u r b u s i n e s s a n d r e s u l t s o f o p e r a t i o n s . • A n y i n d e p e n d e n t r e g i s t e r e d p u b l i c a c c o u n t i n g f i r m o p e r a t i n g i n C h i n a t h a t F F u s e s a s a n a u d i t o r f o r i t s o p e r a t i o n s i n C h i n a w ill n o t b e p e r m i t t e d t o b e s u b j e c t t o i n s p e c t i o n b y t h e P u b l i c C o m p a n y A c c o u n t i n g O v e r s i g h t B o a r d . • U . S . r e g u l a t o r y b o d i e s m a y b e l i m i t e d i n t h e i r a b i l i t y t o c o n d u c t i n v e s t i g a t i o n s o r i n s p e c t i o n s o f o u r o p e r a t i o n s i n C h i n a . • T h e r e m a y b e d i f f i c u l t i e s i n e f f e c t i n g s e r v i c e o f l e g a l p r o c e s s , c o n d u c t i n g i n v e s t i g a t i o n s , c o l l e c t i n g e v i d e n c e , e n f o r c i n g f o r e i g n j u d g m e n t s o r b r i n g i n g o r i g i n a l a c t i o n s i n C h i n a b a s e d o n U n i t e d S t a t e s o r o t h e r f o r e i g n l a w s a g a i n s t u s a n d o u r m a n a g e m e n t . • U n d e r t h e P R C E n t e r p r i s e I n c o m e T a x L a w , w e m a y b e c l a s s i f i e d a s a P R C “ r e s i d e n t e n t e r p r i s e , ” w h i c h c o u l d r e s u l t i n u n f a v o r a b l e t a x c o n s e q u e n c e s t o u s a n d o u r n o n - P R C e n t e r p r i s e s t o c k h o l d e r s . • F F a n d o u r s t o c k h o l d e r s f a c e u n c e r t a i n t y w i t h r e s p e c t t o i n d i r e c t t r a n s f e r s o f e q u i t y i n t e r e s t s i n C h i n a r e s i d e n t e n t e r p r i s e s th r o u g h t r a n s f e r o f n o n - C h i n e s e - h o l d i n g c o m p a n i e s . • P R C r e g u l a t i o n o f l o a n s t o a n d d i r e c t i n v e s t m e n t s i n P R C e n t i t i e s b y o f f s h o r e h o l d i n g c o m p a n i e s m a y d e l a y o r p r e v e n t u s f r o m u s i n g t h e p r o c e e d s o f t h e B u s i n e s s C o m b i n a t i o n t o m a k e l o a n s o r a d d i t i o n a l c a p i t a l c o n t r i b u t i o n s t o o u r P R C S u b s i d i a r i e s , w h i c h c o u l d m a t e r i a l l y a n d a d v e r s e l y a f f e c t o u r l i q u i d i t y a n d o u r a b i l i t y t o f u n d a n d e x p a n d o u r b u s i n e s s . • T h e P R C g o v e r n m e n t c a n t a k e r e g u l a t o r y a c t i o n s a n d m a k e s t a t e m e n t s t o r e g u l a t e b u s i n e s s o p e r a t i o n s i n C h i n a w i t h l i t t l e a d v a n c e n o t i c e s o o u r © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 40 c o n t r o l a s s e r t i o n s a n d b e l i e f s o f t h e r i s k s i m p o s e d b y t h e C h i n e s e l e g a l a n d r e g u l a t o r y s y s t e m c a n n o t b e o v e r o f f e r i n g s t h a t a r e c o n d u c t e d o v e r s e a s a n d / o r f o r e i g n i n v e s t m e n t i n i s s u e r s w i t h s u b s t a n t i a l c o m p l e t e l y h i n d e r o u r a n d t h e S e l l i n g S e c u r i t y h o l d e r s ’ a b i l i t y t o o f f e r o r c o n t i n u e t o o f f e r s h a r e s c e r t a i n a n d a c t i o n s o p e r a t i o n s i n C h i n a o f C l a s s A C o m m o n r e l a t e d t o o v e r s i g h t a n d c o u l d s i gni f i c a n t l y l i m i t o r S t o c k $ 0 . 0 0 0 1 p a r v a l u e ( “ C l a s s A C o m m o n S t o c k ” ) a n d w a r r a n t s t o p u r c h a s e s h a r e s o f C l a s s A C o m m o n S t o c k t o i n v e s t o r s a n d c a u s e t h e v a l u e o f o u r s e c u r i t i e s t o s i g n i f i c a n t l y d e c l i n e o r b e w o r t h l e s s . • T h e a p p r o v a l o f , o r f i l i n g o r o t h e r a d m i n i s t r a t i v e p r o c e d u r e s w i t h t h e C h i n a S e c u r i t i e s R e g u l a t o r y C o m m i s s i o n o r o t h e r P R C g o v e r n m e n t a l a u t h o r i t i e s m a y b e r e q u i r e d i n c o n n e c t i o n w i t h c e r t a i n o f o u r f i n a n c i n g a c t i v i t i e s a n d , i f r e q u i r e d , w e c a n n o t p r e d i c t i f w e w i l l b e a b l e to o b t a i n s u c h a p p r o v a l o r c o m p l e t e s u c h f i l i n g o r o t h e r a d m i n i s t r a t i v e p r o c e d u r e s . • T h e M & A R u l e s a n d c e r t a i n o t h e r P R C r e g u l a t i o n s e s t a b l i s h c o m p l e x p r o c e d u r e s f o r s o m e a c q u i s i t i o n s o f C h i n e s e c o m p a n i e s b y f o r e i g n i n v e s t o r s , w h i c h c o u l d m a k e i t m o r e d i f f i c u l t f o r u s t o p u r s u e g r o w t h t h r o u g h a c q u i s i t i o n s i n C h i n a . • F F m a y b e a d v e r s e l y a f f e c t e d b y t h e c o m p l e x i t y , u n c e r t a i n t i e s a n d c h a n g e s i n P R C r e g u l a t i o n s o n i n t e r n e t - r e l a t e d b u s i n e s s , a u t o m o t i v e b u s i n e s s e s a n d o t h e r b u s i n e s s c a r r i e d o u t b y F F ’ s P R C S u b s i d i a r i e s . • W e f a c e c h a l l e n g e s f r o m t h e e v o l v i n g r e g u l a t o r y e n v i r o n m e n t r e g a r d i n g c y b e r s e c u r i t y , i n f o r m a t i o n s e c u r i t y , p r i v a c y a n d d a t a p r o t e c t i o n . M a n y o f t h e s e l a w s a n d r e g u l a t i o n s a r e s u b j e c t t o c h a n g e a n d u n c e r t a i n i n t e r p r e t a t i o n a n d a n y a c t u a l o r a l l e g e d f a i l u r e t o c o m p l y w i t h r e l a t e d l a w s a n d r e g u l a t i o n s r e g a r d i n g c y b e r s e c u r i t y , i n f o r m a t i o n s e c u r i t y , d a t a p r i v a c y a n d p r o t e c t i o n c o u l d m a t e r i a l l y a n d a d v e r s e l y a f f e c t o u r b u s i n e s s a n d r e s u l t s o f o p e r a t i o n s . • A n y i n d e p e n d e n t r e g i s t e r e d p u b l i c a c c o u n t i n g f i r m o p e r a t i n g i n C h i n a t h a t F F u s e s a s a n a u d i t o r f o r i t s o p e r a t i o n s i n C h i n a w ill n o t b e p e r m i t t e d t o b e s u b j e c t t o i n s p e c t i o n b y t h e P u b l i c C o m p a n y A c c o u n t i n g O v e r s i g h t B o a r d . • U . S . r e g u l a t o r y b o d i e s m a y b e l i m i t e d i n t h e i r a b i l i t y t o c o n d u c t i n v e s t i g a t i o n s o r i n s p e c t i o n s o f o u r o p e r a t i o n s i n C h i n a . • T h e r e m a y b e d i f f i c u l t i e s i n e f f e c t i n g s e r v i c e o f l e g a l p r o c e s s , c o n d u c t i n g i n v e s t i g a t i o n s , c o l l e c t i n g e v i d e n c e , e n f o r c i n g f o r e i g n j u d g m e n t s o r b r i n g i n g o r i g i n a l a c t i o n s i n C h i n a b a s e d o n U n i t e d S t a t e s o r o t h e r f o r e i g n l a w s a g a i n s t u s a n d o u r m a n a g e m e n t . Source: FY 2021 10 - K.